Filed with the Securities and Exchange Commission on October 30,
                              1997

                                              File No.   33-48940
                                                File No. 811-6722

               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.

     Post-Effective Amendment No.      9              x


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.    9                               x
     (Check appropriate box or boxes.)

                     The HomeState Group
                     -------------------
	(Exact Name of Registrant as Specified in Charter)

     1857 William Penn Way, Suite 203, Lancaster, PA   17605
    --------------------------------------------------------
	 (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:  (717) 396-7864
                                                     --------------
					 Scott L. Rehr
       1857 William Penn Way, Suite 203, Lancaster, PA
	   -----------------------------------------------
           (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: Upon effective
	                                               --------------
date of this registration statement
-----------------------------------
It is proposed that this filing will become effective (check appropriate box)

       x  immediately upon filing pursuant to paragraph (b)
          on      pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1)
          on       pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2)
          on       pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT
OF 1933:

An indefinite number of securities is being registered under the Securities Act of 1933 pursuant to Rule 24f-2 thereunder.

                           CROSS-REFERENCE SHEET
                          Pursuant to Rule 481(a)

                            The HomeState Group
                    HomeState Pennsylvania Growth Fund
                    HomeState Select Opportunities Fund

                        Items Required By Form N-1A

                            PART A - PROSPECTUS
Form N-1A
Item Number                                Location in Prospectus
------------                               ----------------------

  1.          Cover Page                    Cover Page

  2.          Synopsis                      Expense; Risk Factors

  3.          Condensed Financial           Financial Highlights;
              Information                   Performance Calculations

  4.          General Description of        Cover Page; Investment Objectives
              Registrant                    and Techniques; Risk Factors

  5.          Management of the Fund        Management of the Funds; The
                                            Investment Adviser; The
                                            Administration, Accounting and
                                            Transfer Agent Transactions

  5A.         Management's Discussion of    To be provided in
              Fund Performance              Registrant's Annual Report to
                                            Shareholders

  6.          Capital Stock and other       Dividends, Distributions and
              Securities                    Taxes; General Information

  7.          Purchase of Securities        Being Offered  How to Purchase
                                            Shares of the Funds; The
                                            Distributor; Valuing the
                                            Funds' Shares; The
                                            Distribution Plans

  8.          Redemption or Repurchase      How to Redeem Shares of
                                            the Funds

  9.          Pending Legal Proceedings     Not Applicable

                           CROSS-REFERENCE SHEET
                          Pursuant to Rule 481(a)

                            The HomeState Group
                        The Year 2000 ("Y2K") Fund

                        Items Required By Form N-1A

                           PART A - PROSPECTUS*
Form N-1A
Item Number                                Location in Prospectus
-----------                                -----------------------
  1.          Cover Page                   Cover Page

  2.          Synopsis                     The Y2K Fund Expense Summary;
                                           Risk Factors

  3.          Condensed Financial          Not Applicable
              Information

  4.          General Description of       Investment Objectives and Policies;
              Registrant                   Risk Factors; Investment Objective,
                                           Policies and Risks; Investment
                                           Policies and Techniques;
                                           Investment Restrictions

  5.          Management of the Fund       Management of the Fund; The
                                           Investment Adviser;
                                           Administrator, Accounting and
                                           Transfer Agent; Portfolio
                                           Transactions

  5A.         Management's Discussion of   To be provided in
              Fund Performance             Registrant's Annual Report to
                                           Shareholders

  6.          Capital Stock and other      How to Purchase
              Securities                   Shares; Purchasing Shares;
                                           Dividends, Distributions and
                                           Taxes; General Information

  7.          Purchase of Securities       Purchasing
              Being Offered                Shares; Distributor;
                                           Shareholder Services; Valuing
                                           the Fund's Shares

  8.          Redemption or Repurchase     How to Redeem Shares of the
                                           Fund; General Redemption
                                           Information

  9.          Pending Legal Proceedings    Not Applicable

*PREVIOUSLY FILED WITH THE REGISTRANT'S POST-EFFECTIVE AMENDMENT NO. 8 TO REGISTRATION STATEMENT (FILED ON SEPTEMBER 15, 1997) AND INCORPORATED HEREIN BY REFERENCE.

                           CROSS-REFERENCE SHEET
                          Pursuant to Rule 481(a)

                            The HomeState Group
                    HomeState Pennsylvania Growth Fund
                    HomeState Select Opportunities Fund

                        Items Required By Form N-1A

               PART B - STATEMENT OF ADDITIONAL INFORMATION

Form N-1A                                         Location in Statement
Item Number                                    of Additional Information
-----------                                    -------------------------

  10.         Cover Page                       Cover Page

  11.         Table of Contents                Cover Page; Table of Contents

  12.         General Information and History  General Information

  13.         Investment Objectives and        Investment Objectives and
              Policies                         Policies; Investment Limitations

  14.         Management of the Registrant     Management of the Fund;
                                               Investment Adviser

  15.         Control Persons and Principal    Management of the Fund
              Holders of Securities

  16.         Investment Advisory and Other    Investment Adviser
              Services

  17.         Brokerage Allocation ands Other  Portfolio Transactions
              Practices

  18.         Capital Stock and Other          General Information
              Securities

  19.         Purchase, Redemption and         Purchase of Shares;
              Pricing of Securities Being      Redemption of Shares;
              Securities Being Offered         Shareholder Services

  20.         Tax Status                       General Information

  21.         Underwriters                     Management of the Fund

  22.         Calculation of Performance Data  Performance Calculations

  23.         Financial Statements             Financial Statements

                         CROSS-REFERENCE SHEET
                          Pursuant to Rule 481(a)

                            The HomeState Group
                        The Year 2000 ("Y2K") Fund

                        Items Required By Form N-1A

              PART B - STATEMENT OF ADDITIONAL INFORMATION *

Form N-1A                                       Location in Statement
Item Number                                   of Additional Information
-----------                                   -------------------------
  10.         Cover Page                    Cover Page

  11.         Table of Contents             Cover Page; Table of Contents

  12.         General Information and       General
              History

  13.         Investment Objectives and     Additional Information Concerning
              Policies                      Investment Objectives,
                                            Policies and Risks; Fundamental
											Restrictions; Non-Fundamental
											Restrictions

  14.         Management of the Registrant  Management of the Fund;
                                            Investment Adviser

  15.         Control Persons and Principal Management of the Fund
              Holders  of Securities

  16.         Investment Advisory and Other Investment Adviser and Principal
              Services                      Underwriter

  17.         Brokerage Allocation          Additional Brokerage
                                            Allocation Information

  18.         Capital Stock and Other       General Information
              Securities

  19.         Purchase, Redemption and      Additional Purchase and
              Pricing of Securities         Redemption Information
			  Being Offered

  20.         Tax Status                    General Information

  21.         Underwriters                  Management of the Fund

  22.         Calculation of Performance    Measuring Performance

  23.         Financial Statements          Not Applicable

*PREVIOUSLY FILED WITH THE REGISTRANT'S POST-EFFECTIVE AMENDMENT NO. 8 TO REGISTRATION STATEMENT (FILED ON SEPTEMBER 15, 1997) AND INCORPORATED HEREIN BY REFERENCE.

THE HOMESTATE GROUP
===============================================================================
                PROSPECTUS DATED OCTOBER 30, 1997

THE  HOMESTATE GROUP     Mailing   1857 William Penn Way, P.O. Box 10666
                         Address   Lancaster, PA 17605-0666
                          Phone    (800) 232-0224 -  Toll- Free
                                   (717)  396-7864  -  Local & International

INVESTMENT OBJECTIVES AND POLICIES
The HomeState Group (the "Trust") is an open-end management company, organized on August 26, 1992, as a common law trust under Pennsylvania law. The Trust is registered as a "series fund." Currently, there are three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund (the "Funds") and the Year 2000 ("Y2K") Fund. Shares offered by this Prospectus are for the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund.


THE HOMESTATE PENNSYLVANIA GROWTH FUND - The objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. The Fund will usually invest in a diversified portfolio of common stock of approximately 120 companies. There is no assurance the Fund will achieve this investment objective (See "Investment Objectives and Policies").

THE HOMESTATE SELECT OPPORTUNITIES FUND - The objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of U.S. securities, without regard to any further issuer location limitations. The Fund will typically invest in the common stock of no more than fifty U.S. companies. Due to potential concentration in these issues, the Fund will close to new investors when total net assets surpass $100 million. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. There is no assurance the Fund will achieve this investment objective (See "Investment Objectives and Policies").

PURCHASE INFORMATION
Shares  of  each  Fund can be purchased through  any  independent securities dealer having a sales agreement with the Funds' Distributor, at the then-current net asset value plus a sales charge of 4.75%. There are several ways to purchase shares at a reduced sales charge. The required minimum initial investment in each Fund is $500 and the minimum subsequent investment is $50. The minimum initial and subsequent investment amounts are $50 under the Funds' AutoInvest Plan. See "How to Purchase Shares of the Funds" for more information.

ADDITIONAL INFORMATION
This Prospectus sets forth the information a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated October 30, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information includes a description of the Funds' trustees and officers, a list of investment policies and restrictions, and further details about the management and operations of each Fund, and is available at no charge by writing or calling the Funds at the address or phone numbers listed above.

For further information concerning a new account, call the Funds at (800) 232-0224. For questions about an established account, call Rodney Square Management Corporation, the Funds' shareholder servicing agent, at (800) 892-1351.

Shares  of  the  Funds  are not insured by  the  Federal  Deposit
Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE HOMESTATE GROUP
===============================================================================

TABLE OF CONTENTS

          WHERE TO FIND INFORMATION CONCERNING        PAGE NUMBER
          ------------------------------------        -----------

          Investment Objectives and Policies               1
          Purchase Information                             1
          Additional Information                           1
          Expenses Summary                                 3
          Financial Highlights                             4
          Investment Objectives and Policies               6
          Investment Techniques                            6
          Risk Factors                                     9
          Investment Restrictions                          12
          How to Purchase Shares of the Funds              12
          How to Redeem Shares of the Funds                15
          How to Exchange Shares of the Funds              16
          Valuing the Funds' Shares                        16
          Management of the Funds                          17
          Brokerage Allocation                             19
          Dividends, Distributions and Taxes               20
          General Information                              21

THE HOMESTATE GROUP
===============================================================================

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load Imposed on Purchases
      (As a percentage of Maximum offering price).......      4.75%1

	 Sales Load Imposed on Reinvested Dividends.........        None

	 Deferred Sales Load................................        None

	 Redemption Fees....................................        None

	 Exchange Fees......................................        None

	 Wire Transfer of Redemption Proceeds Fee...........       $7.00

ANNUAL FUND OPERATING EXPENSES2
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                  HOMESTATE PENNSYLVANIA     HOMESTATE SELECT
                                       GROWTH FUND          OPPORTUNITIES FUND
                                  ----------------------    ------------------

     Management Fees...............     0.75%                       0.00%4
     12b-1 Fees3...................     0.35%                       0.35%
     Other Expenses
	  (After Reimbursement)........     0.67%                       2.00%5
                                       -------                      ------
           Total Operating Expenses     1.77%                       2.35%5

EXAMPLE OF EXPENSES

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a hypothetical $1,000 investment in the Funds, assuming a 5% annual return and redemption at the end of each period:

                                            ONE     THREE     FIVE    TEN
                                            YEAR    YEARS    YEARS   YEARS
                                            ----    -----    -----   -----

     HomeState Pennsylvania Growth Fund..    $65      $101    $139    $246
     HomeState Select Opportunities Fund.    $70      $117    $167    $303

This table is provided to help you understand the expense of investing in the Funds and your share of the operating expenses which the Funds incur. The table does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but the Funds' actual annual returns will vary.

1 The rules of the SEC require that the maximum sales charge (in the Funds' case, 4.75% of the offering price) be reflected in the above table. However, there are several methods by which the sales charge can be reduced. See "How to Purchase Shares of the Funds" for more information.

2 The table shows expenses based on the Funds' management fees and distribution service (12b-1)fees and other expenses on an annualized basis for the period ended June 30, 1997.

3 Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the economic equivalent of the maximum permitted front-end sales charge.

4 The management fee would have been 1.00% if the adviser had not waived their fee.

5 The Adviser has agreed to limit the Fund's ordinary operating expenses to no more than 2.35% at least through and including June 30, 1998. Absent that limitation, the "Other Expenses" and "Total Operating Expenses" would have been 6.75% and 8.10%, respectively.

THE HOMESTATE GROUP
===============================================================================

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for the HomeState Pennsylvania Growth Fund since its commencement of operations on October 1, 1992. This information has been audited and reported on by The HomeState Group's independent accountants, in connection with the audit of the Financial Statements. The Report of Independent Accountants and financial statements included in The HomeState Group's Annual Report to shareholders for the period ended June 30, 1997, which should be read in conjunction with this information, are incorporated by reference into this Prospectus. The HomeState Group's
Annual Report contains additional performance information that will be made available without charge upon request directed to Emerald Advisers, Inc. at (800)-232-0224.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND

                                                  PERIODS ENDED
                                ----------------------------------------------------
						         6/30/97    6/30/96    6/30/95    6/30/94    6/30/93+
                                 -------    -------    -------    -------    --------
Net asset value at
beginning of period.....          $21.25    $15.68      $12.37     $10.98    $10.00
                                  ------    ------      ------     ------    ------
Income from Investment
----------------------
Operations
----------
Net investment income
 (loss) .................         (0.07)    (0.07)      (0.01)     (0.03)    0.03
Net realized and
 unrealized gain on
 investments.............          1.78      6.17        3.54       1.53     0.95
                                 ------    ------      ------     ------   ------
  Total from investment
   operations............          1.71      6.10        3.53       1.50     0.98
                                 ------    ------      ------     ------   ------
Less Distributions
-------------------
Dividends from net
 investment income ......         0.00      0.00        0.00      (0.03)    0.00
Distributions from net
 realized gains .........        (1.41)    (0.53)      (0.22)     (0.08)    0.00
                                ------    ------      ------     ------   ------
  Total distributions....        (1.41)    (0.53)      (0.22)     (0.11)    0.00
                                ------    ------      ------     ------   ------
Net asset value at end
 of period ..............       $21.55    $21.25      $15.68     $12.37   $10.98
                                ======    ======      ======     ======   ======

Total return**...........        9.56%    39.94%      28.96%    13.75%    13.07%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted)...........     $89,577   $55,828     $20,388    $9,892    $3,026
Ratio of expenses to
 average net assets
 before reimbursement
 by Adviser...............       1.77%     1.85%       2.00%     2.67%    7.85%*
Ratio of expenses to
 average net assets after
 reimbursement by Adviser.         na1       na1       1.91%     2.23%    1.87%*
Ratio of net investment
 loss to average net
 assets before
 reimbursement by Adviser.     (0.39)%   (0.58)%     (0.20)%   (0.76)%  (5.24)%*
Ratio of net investment
 income (loss) to
 average net assets
 after reimbursement by
 Adviser..................         na1       na1     (0.10)%   (0.32)%    0.74%*
Average commission
rate paid.................     $0.0941  $0.0961           -         -         -
Portfolio turnover rate...         50%       66%         51%       51%       63%
<FOOTNOTE>
+    From commencement of operations: October 1, 1992.
*    Annualized.
**   Total return does not reflect 4.75% maximum sales charge.
1    Not applicable: no reimbursements were made by the Adviser.
</FOOTNOTE>

THE HOMESTATE GROUP
===============================================================================


FINANCIAL HIGHLIGHTS

The following table presents per share financial information
for   the   HomeState  Select  Opportunities   Fund   since   its
commencement of operations on February 18, 1997. This information has been audited and reported on by The HomeState Group's independent accountants, in connection with the audit of the financial statements. The Report of Independent Accountants and financial statements included in The HomeState Group's Annual Report to shareholders for the period ended June 30, 1997, which
should   be   read   in  conunction  with  this  information, are
incorporated by reference into this Prospectus. The HomeState Group's Annual Report contains additional performance information that will be made available without charge upon request directed to Emerald Advisers, Inc. at (800)-232-0224.



FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 1997+:
SELECT OPPORTUNITIES FUND

Net asset value at
beginning of period........  		 $10.00
                                     ------
Income from Investment
----------------------
Operations
----------
Net investment loss.......            (0.03)
Net realized and
 unrealized gain on
 investments................           1.73
                                     ------
  Total from investment
   operations...............           1.70
                                     ------

Net asset value at end
 of period .................         $11.70
                                     ======

Total return**..............         17.00%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted).............         $5,628
Ratio of expenses to
 average net assets
 before reimbursement
 by Adviser and waivers.....         8.10%*
Ratio of expenses to
 average net assets after
 reimbursement by Adviser
 and waivers................         2.35%*
Ratio of net investment
 loss to average net
 assets before
 reimbursement by Adviser
 and waivers.................      (6.85)%*
Ratio of net investment
 loss to average net assets
 after reimbursement by
 Adviser and waivers.........      (1.10)%*
Average commission
 rate paid...................       $0.0983
Portfolio turnover rate......           59%

+    From commencement of operations: February 18, 1997.
*    Annualized.
**   Total return does not reflect 4.75% maximum sales charge.

THE HOMESTATE GROUP
===============================================================================

INVESTMENT OBJECTIVES AND POLICIES
The HomeState Group is registered as a "series" fund whereby each individual series of the Trust, in effect, represents a separate mutual fund with its own investment objectives and policies, with varying possibilities for capital appreciation or income, and subject to varying degrees of market risks. Currently, two series are in operation: the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund. The discussion of investment objectives and policies that follows relates only to each specific series as noted. Future series of the Trust would have their own distinct objectives and policies. Each series may also employ the techniques described below under "Investment Techniques" and are subject to specific risks described below under "Risk Factors."

THE HOMESTATE PENNSYLVANIA GROWTH FUND
The   Fund's  objective  is  long-term  growth  through   capital
appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies
based   elsewhere   but  have  significant  operations   in   the
Commonwealth of Pennsylvania (i.e. at least 50% of their revenues are derived from operating units located in Pennsylvania). The Fund's objective may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no guarantee the investment objective of the Fund will be achieved. The Fund will be actively managed but will limit short-term trading and high portfolio turnover rates. The Fund's annual portfolio turnover rate is not anticipated to exceed eighty percent.

THE HOMESTATE SELECT OPPORTUNITIES FUND
The objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of securities. The Fund seeks to achieve this goal by typically investing in the common stock of no more than fifty U.S. companies. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion.

The Fund may invest a larger percentage of its assets in a particular security or issuer than the average diversified mutual fund, and will focus on those companies identified by the Fund's adviser as having what it believes are superior prospects for price appreciation. Due to potential concentration in these issues, the Fund will close to new investors when total net assets surpass $100 million. The Fund's annual portfolio turnover rate is expected to not exceed one hundred and fifty percent. Higher portfolio turnover rates increase transaction costs and the possibility of realizing taxable capital gains. The Fund's objective may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no guarantee the investment objective of the Fund will be achieved.

INVESTMENT TECHNIQUES
The following are the investment techniques that may be used by the Funds. Any discussion of an investment technique specific to one series will be noted.

EQUITY SECURITIES
Under normal circumstances the Funds will invest a minimum of 65% of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks. Investments are based primarily on fundamental analysis and, although technical factors will not be ignored, the main investment criteria will focus on an evaluation of revenues, earnings, debt, capitalization, quality of management, level of insider ownership, changing market conditions, past performance and future expectations. The Funds will strive to invest in companies with strong balance sheets and dominant or leading positions in niche markets. The Funds will look favorably upon those companies that have well-defined business plans and long-term operating strategies designed to increase shareholder value. When evaluating a company for possible inclusion in a Fund's portfolio, a member of the Adviser's portfolio management or research staff will request to conduct an in-person visit to the company whenever such a visit is judged appropriate, and will seek to meet with the company's management and survey its operations. The Adviser will also attempt to interview a cross section of the company's employees, customers, suppliers and competitors. The Adviser believes that this "hands-on" approach to investing may give it an opportunity to spot developing trends in these companies. The Adviser estimates that approximately 80

THE HOMESTATE GROUP
===============================================================================

percent of the HomeState Pennsylvania Growth Fund's equity holdings have historically been a result of this in-house research effort and that this percentage will be even higher in the HomeState Select Opportunities Fund. The HomeState Select Opportunities Fund, however, will not share the HomeState Pennsylvania Growth Fund's geographic limitation.


SMALL COMPANIES
The  Funds  can  each invest in companies from a  wide  range  of industries  and  of varying size, but both will  include  smaller companies. The HomeState Select Opportunities Fund will usually emphasize these smaller companies. Smaller companies are generally not as widely followed by institutional investment analysts as larger companies such as those listed on the New York Stock Exchange. According to surveys by brokerage firms, over 60 percent of all companies listed on the NASDAQ Stock Exchange and American Stock Exchange have two or fewer analysts following the company. The Funds' adviser believes that this lack of generally available information about smaller companies presents an opportunity for investment managers who provide their own research analysis to spot developing trends before such information is widely distributed among the larger investment community.

REGIONAL INVESTING
To pursue its objective, the HomeState Pennsylvania Growth Fund will invest at least 65 percent of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in the Commonwealth of Pennsylvania or companies based elsewhere but that have significant operations in the Commonwealth of Pennsylvania. The Funds' Adviser, Emerald Advisers, Inc., believes that Pennsylvania is positioned to provide publicly-traded companies and their shareholders significant opportunities for growth. The state is situated between two of the nation's most densely populated regions, and its industries are poised to take advantage of global markets.
The  state  has  ports  accessing the  Great  Lakes  system,  the
Mississippi  and  Ohio  rivers to the Gulf  of  Mexico,  and  the
Atlantic  Ocean.  Pennsylvania is at the heart  of  an  expansive railroad system and has a major network of inter-connecting interstate highways. Its corporate profile is diverse: from high-tech biopharmaceutical firms headquartered in the state's southeast corner, to rich farmlands in central Pennsylvania, to the growing financial and commercial center of the west. From Erie to Philadelphia and from Pittsburgh to the Poconos, the four corners of Pennsylvania frame a $244 billion economy. If Pennsylvania were a free-standing country, its Gross Domestic Product would rank it similar in size to such countries as Mexico or the Republic of Korea. The Adviser believes that the Fund will provide a positive influence on the Pennsylvania economy by stimulating investor interest and awareness in Pennsylvania companies.

OTHER INVESTMENT TECHNIQUES
Both Funds may also invest up to 35 percent of the value of their total assets in preferred stocks, investment-grade corporate bonds and notes, and high-quality short-term debt securities such as commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks and United States branches and subsidiaries of foreign banks. (The price of debt securities in which the Funds invest are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Funds' debt securities may rise. Price changes of these debt securities held by the Funds have a direct impact on the net asset value per share of the Funds. Investment grade corporate bonds are generally defined by the four highest rating categories by Standard & Poor's Corporation ("S & P") and Moody's Investors Services ("Moody's"): AAA, AA, A or BBB by S & P and Aaa, Aa, A and Baa by Moody's. Corporate bonds rated BBB by S & P or Baa by Moody's are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics (See "Appendix A" of the Funds' Statement of Additional Information for further information). The Funds will make use of these short-term instruments primarily under those circumstances where it has cash to manage for a brief time period (i.e. after receiving dividend distributions, proceeds from the sale of portfolio securities or money from the sale of Fund shares to investors).

The Funds will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which the Funds may invest include those issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan
Mortgage Corporation ("FHLMC") (collectively, the "Mortgage-Related Instruments"). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal

THE HOMESTATE GROUP
===============================================================================

Housing Administration or
Veteran's Administration, while those collateralizing Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of "locking-in" long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of premium paid. Conversely, if Mortgage-Related Instruments are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns and would be taxed as ordinary income when distributed to shareholders.

On those occasions when, in the opinion of the Funds' investment adviser, market conditions warrant a temporary defensive approach, the Funds may invest more than 35 percent of their total assets in short-term obligations, including the following: securities issued or guaranteed by the U.S. government, commercial paper and bankers acceptances. During intervals when the Funds have adopted a temporary defensive position they will not be achieving their stated investment objective.

The Funds may from time to time engage in repurchase agreements. That is, a seller may sell securities to the Fund and agree to repurchase the securities at the Funds' cost plus interest within a specified period (normally one day). The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Funds. Repurchase agreements involve certain risks, including seller's default on its obligation to repurchase or seller's bankruptcy.


OPTIONS AND SHORT-SELLING STRATEGIES - In managing the HomeState Select Opportunities Fund, the adviser may engage in certain options and short selling strategies to hedge various market risks or to enhance potential gain. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options and short selling is subject to applicable regulations of the SEC, the several options exchanges upon which these instruments may be traded, and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting these trading regulations.

The Fund will not use leverage in its options and short-selling strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options whose values are expected to offset ("cover") its obligations thereunder.

OPTIONS STRATEGIES - The HomeState Select Opportunities Fund may purchase and write (sell) options on securities and securities indices that are traded on U.S. exchanges and in the over-the-counter ("OTC") market. The Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid. The Fund may also write covered call options of securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received.

The Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the

THE HOMESTATE GROUP
===============================================================================

market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold. The Fund may also write covered put options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received.


Securities used to cover OTC call options written by the Fund are considered illiquid and therefore subject to the Fund's limitations on investing in illiquid securities. The Fund may purchase  put  and call options and write covered  put  and  call options on indexes in much the same manner as the more traditional options discussed above. The Fund may purchase and write covered straddles on securities or indexes. The Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). For a more complete discussion of these and other related techniques, investors are directed to the Trust's Statement of Additional Information.


OPTIONS GUIDELINES - The HomeState Select Opportunities Fund has adopted the following investment guidelines to govern its use of options strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

   1. the Fund will write only covered options, and each such option will remain covered so long as the Fund is obligated under the option; and

   2. the Fund will not write put or call options having aggregate exercise prices greater than 25% of its net assets.

These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.



SHORT-SELLING - If the HomeState Select Opportunities Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may seek to lower some of the risk associated with short sales by purchasing call options on securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund.

Whenever the Fund effects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other liquid assets equal to the difference between (i) the market value of the securities sold short; and (ii) any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it, plus the amount deposited with the broker as collateral, will equal the current market value of the securities sold short. No more than 25% of the value of the Fund's total net assets will be, when added together, (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. The Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of the Fund's gross income in any year may be the result of gains from the sale of property held for less than three months.


RISK FACTORS

GENERAL

The principal risk factor associated with an investment in the Funds is that the market value of the portfolios' securities may decrease and result in a decrease in the value of a shareholder's investment. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Funds are intended for long-term investors.

THE HOMESTATE GROUP
===============================================================================

SMALL COMPANIES

The Funds' portfolios will include smaller companies, those defined by the Funds' adviser as having a market capitalization of less than $1 billion. Stocks of "small cap" companies tend to be more volatile and less liquid than stocks of large companies. "Small cap" companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, may have a smaller public market for their shares, and may not be nationally recognized.

REGIONAL INVESTING

Due to its geographic limitation, the HomeState Pennsylvania Growth Fund's assets may be subject to greater risk of loss from economic, political or other developments (e.g., natural disasters) having an unfavorable impact upon business located in the Commonwealth of Pennsylvania than similar funds whose investments are geographically more diverse (i.e. the Fund may be less diversified than other funds with similar investment objectives but no such geographic limitation. The HomeState Select Opportunities Fund has no such geographic limitation.) There can be no assurance that the economy of Pennsylvania or the companies headquartered or operating in Pennsylvania will grow in the future.

THE HOMESTATE GROUP
===============================================================================

Since the HomeState Pennsylvania Growth Fund will be mainly investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies based elsewhere but that have significant operations in Pennsylvania, Fund investments can be significantly affected by business trends and the economic health of Pennsylvania. The following is a brief summary of certain factors affecting the Pennsylvania Growth Fund. The summary does not purport to be complete and is based upon information derived from publicly available documents.

SPECIAL FACTORS AFFECTING INVESTMENTS IN PENNSYLVANIA COMPANIES - Pennsylvania is the nation's fifth-ranked state in terms of population, behind California, New York, Texas and Florida. Pennsylvania's population notched up to 11.9 million in 1990 from
11.8 million in 1980. Pennsylvania's population is evenly split between the metropolitan areas of Philadelphia and Pittsburgh and the rest of the State.

Pennsylvania boasts the nation's highest personal savings rate and the least transitory population of any state in the nation
(81% of the current population was born in the State).

Pennsylvania's workforce totals more than 5.9 million, ranking it as the sixth largest labor pool in the nation. The State's seasonally adjusted unemployment rate stood at 5.3% in July 1997, versus 4.8% for the U.S. economy as a whole. By comparison, neighboring New Jersey's rate was 5.4%. Pennsylvania has a lower per capita state tax burden than the surrounding states of New York, New Jersey, Maryland or Ohio.

Pennsylvania's $244 billion economy is home to 33 Fortune 500 corporations and more than 237,000 public and private businesses. Pennsylvania is the only state in the nation with two cities (Philadelphia and Pittsburgh) listed in Fortune's top ten cities with the largest number of Fortune 500 companies. Since the Fund commenced operations in 1992, the number of Pennsylvania-based publicly-traded companies it has identified has grown from 440 to over 500 companies. See "Appendix B: Pennsylvania-based Companies" in the Statement of Additional Information for a complete listing of these companies. Pennsylvania has historically been identified as among the leading states in manufacturing and mining. The coal and steel industries have declined in national importance in recent years, but remain a major component of the Pennsylvania economy. Due to the cyclical nature of these businesses, Pennsylvania may be more vulnerable to the industries' economic fluctuations and downturns.

In part because of the decline in the heavy manufacturing sector, Pennsylvania's economy has diversified beyond the traditional "smoke stack" industries. Major new sources for growth are in the service sector, including medical and health services, trade, education and financial institutions. The State's workforce has diversified so that it is almost evenly divided between the services (24.4%), wholesale and retail trade (23.9%) and manufacturing (23.3%) employment sectors. The State is home to the nation's third largest number of technology companies, and the greater Philadelphia area is ranked as the nation's number-two region for biotechnology companies.

THE HOMESTATE GROUP
===============================================================================

Pennsylvania's agriculture industries have also historically played a prominent role in the State's economy. Crop and livestock products add an annual $3.5 billion to the State's economy, while agribusiness and food related industries as a whole support $38 billion in annual economic activity. Agribusiness activities can be detrimentally affected by consistently poor weather conditions.

NON-DIVERSIFICATION

As a "non-diversified" Fund, the HomeState Select Opportunities Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a "diversified" fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable "diversified" fund. See Investment Restriction Number 1, below.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

The Fund may effectively terminate its right or obligations under an option by entering into a closing transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

THE HOMESTATE GROUP
===============================================================================

In  considering  the  use of options to enhance  returns  or  for
hedging  purposes,  particular  note  should  be  taken  of   the
following:

  1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions.

  2. Options normally have expiration dates of up to three years.

  3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Closing transactions may be effected with respect to options traded in the OTC market only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.

  4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security.

  5. The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

SHORT-SELLING

Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

For a more detailed discussion of these risks, investors are directed to the Trust's Statement of Additional Information.

THE HOMESTATE GROUP
===============================================================================

INVESTMENT RESTRICTIONS

The   Funds   are  subject  to  specific  fundamental  investment
restrictions, which may not be changed without a vote of a majority of their outstanding shares. Following is a discussion of some of these fundamental restrictions:

  The HomeState Pennsylvania Growth Fund may not:

  1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

  2. Invest more than 15% of total assets in one industry.

  3. Invest in, write or sell put or call options, straddles, spreads or combinations thereof.

  4. Invest in commodities or commodity contracts.

  5. Borrow money except for temporary or emergency purposes  and then only from commercial banks and not in excess of 15%  of
     the   Fund's  total  assets.  The  Fund  will  not  purchase
     securities when borrowing exceeds 5% of total assets.


  The HomeState Select Opportunities Fund may not:

  1. Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), nor, in respect of at least 50% of its assets, invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government.

  2. Invest more than 25% of total assets in one industry.

  3. Borrow money, except from a bank or for purposes of purchasing securities on margin (provided that such purchases may not exceed 120% of total assets taken at current value); such borrowing will be limited to no more than 5% of net assets.

  The Funds may not :

  1. Acquire more than 10% of the voting securities of any one issuer.

  2. Issue or sell senior securities.

The aforementioned investment limitations are considered at the time the investment securities are purchased.
See the Funds' Statement of Additional Information for the full text of these policies and the Funds' other Fundamental Policies, as well as a listing of non-fundamental policies, which the Board of Trustees may change without shareholder approval.

HOW TO PURCHASE SHARES OF THE FUND

Shares of the Funds are available for purchase through selected financial service firms (such as broker-dealer firms) that have signed a selling agreement with Rodney Square Distributors, Inc. (the "Distributor"), the Funds' principal distributor. If an investor would like assistance in locating a dealer, he or she should contact the Funds. Shares can be purchased by mail or by wire, as described below. The minimum initial investment is $500, and the minimum subsequent investment is $50. Investors may be charged a fee if they effect transactions through a broker or agent.

THE HOMESTATE GROUP
===============================================================================

Shares of the Funds are purchased at net asset value per share next determined after an order is received (See "Valuing the Funds' Shares"), plus any applicable sales charge as described below, which is known as the "offering price." Funds' shareholders pay an ongoing distribution services fee at an annual rate of up to 0.35% of the Portfolio's aggregate average daily net assets attributable to Funds shares (See "Management of the Funds - The Distribution Plan").

At a meeting held on November 21, 1996 the Trust's Board of Trustees voted to reduce the sales load of the HomeState Pennsylvania Growth Fund. As a result, effective February 18, 1997 the maximum sales load on the purchase of shares of the Funds is 4.75%. The Offering Price is calculated as follows:

                     SALES CHARGE AS A
                       PERCENTAGE OF                    DEALER'S CONCESSION
DOLLAR AMOUNT INVESTED  OFFERING PRICE    N.A.V.     (AS A % OF OFFERING PRICE)
----------------------- --------------   ------      --------------------------
  Less Than $50,000          4.75%        4.99%            4.25%
  $50,000 to $250,000        3.75         3.90             3.25
  $250,000 to $500,000       2.75         2.83             2.50
  $500,000 to $1,000,000     2.25         2.30             2.00
  $1,000,000 & Above         0.00         0.00             0.50




REDUCED SALES CHARGE

There are several ways for shareholders to qualify to pay a lower sales charge. Shareholders may qualify by aggregating purchases being made or that have been made in both Funds:

  1. REACH "BREAK POINTS" - Increase the initial investment amount to reach a higher discount level, as listed above.

  2. RIGHT OF ACCUMULATION - Add to an existing shareholder account so that the current offering price value of the total combined holdings reach a higher discount level, as listed above.

  3. SIGN A LETTER OF INTENT - Inform the Funds or their Agent that you wish to sign a non-binding "Letter of Intent" (the "Letter") to purchase an additional number of shares so that the total equals at least $50,000 over the following 13-month period. Upon the Funds' receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

  4. COMBINED   PURCHASE  PRIVILEGE  -  Combine   the   following
     investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

     (i) An individual or "company," as defined in Section 2(a)(8) of the Act; (ii) an individual, his spouse and children under age 21; (iii) a trustee or other fiduciary for certain trusts, estates, and certain fiduciary accounts; or (iv) the employee benefit plans of a single employer. The Funds' Transfer Agent, Rodney Square Management Corporation (the "Transfer Agent") must be advised of the related accounts at the time the purchase is made.

  5. PURCHASES  AT NET ASSET VALUE - Additionally, the  Board  of
     Trustees has determined that the following shareholders shall be permitted to purchase shares of the Funds without paying a sales charge:

     (i) Existing   shareholders,  upon  reinvestment   of   their
         dividend  income  or  capital  gains  distributions   as
         dividends   and   capital   gains   distributions    are
         reinvested in shares of the Funds at the net asset value without sales charge;

     (ii)Shareholders who have redeemed any or all of their shares of the Funds within the past 120 days may purchase shares at the net asset value without sales charge. The amount which may be reinvested is limited to the amount up to but not exceeding the redemption proceeds (or to the nearest full share if fractional
         shares   are   not   purchased)  and   is   limited   to
         shareholders who have not previously exercised this right. The Transfer Agent must be notified of the
         exercise  of  this  privilege  when  shares  are   being
         purchased;

THE HOMESTATE GROUP
==============================================================================
    (iii)Shareholders  of the HomeState Pennsylvania  Growth
         Fund or the HomeState Select Opportunities Fund may exchange their Fund shares into shares of the other
         Fund at net asset value without sales charge;

     (iv)The  HomeState  Pennsylvania Growth  Fund  only:  Certain
         "Institutional  Investors"  -  Pennsylvania  State   and
         local  government-affiliated  agencies,  non-profit  and
         charitable   organizations,   and   corporations    with
         headquarters   or   significant   operations   in    the
         Commonwealth  of  Pennsylvania having a  minimum  of  $5
         million   in   annual   sales  and   fifteen   full-time
         employees, and the retirement plans of each of the above may purchase at net asset value without sales charge. For these purposes, "significant operations" is
         defined   as   having   a   material   impact   on   the
         corporation's financial condition or profitability in the discretion of the Adviser;

     (v) Investor's   shares   purchased  by   advisory   accounts
         managed by SEC-registered investment advisers or bank trust departments;

     (vi)Trustees,  Officers,  Employees (and  those  retired)  of
         the   Funds,   their   services  providers   and   their
         affiliates, for their own accounts and for their spouse and children, and employees of such broker-dealer firms that have executed a Selling Agreement with the Funds may purchase shares at net asset value without a sales charge.

  6. On purchases of $1,000,000 or more, shares are acquired at net asset value with no sales charge or dealer concession charged to the investor. The Distributor, however, may pay the broker-dealer up to 0.50% of the Offering Price, from its own assets.

The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge.
In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

In addition to the commission paid to broker-dealers selling Funds shares by way of a selling agreement, the Distributor may also from time to time pay additional cash bonuses or other incentives to selected broker-dealers in connection with their registered representatives selling Funds shares. Such compensation will be paid solely by the Distributor, and may be conditioned upon the sale by the broker-dealer's representatives of a specified minimum dollar amount of shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by registered representatives and members of their families to locations within or outside the United States for meetings of a business nature.

PURCHASING SHARES

Shares of the Funds may be purchased for your account directly by your financial services firm representative, and may be purchased by mail or wire.

INVESTING BY MAIL - To invest by mail, an investor must complete and sign the Subscription Application Form which accompanies this Prospectus and send it, with a check payable, to The HomeState Group, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The HomeState Group, c/o Rodney Square Management Corporation, 1105 N. Market Street, Wilmington, DE 19801.

INVESTING BY WIRE - Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Funds by requesting their bank to transmit funds by wire to:

    c/o Wilmington Trust Company, Wilmington, DE
    ABA #0311-0009-2
    DDA# 2688-958-8
    Attention: (HomeState Pennsylvania Growth Fund or
             HomeState Select Opportunities Fund)
              (followed  by the  name in which  the  account  is
               registered, and the account number).

THE HOMESTATE GROUP
=============================================================================

INITIAL PURCHASES - Before making an investment by wire, an investor must first telephone the Transfer Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.) to be assigned an account number. The Subscription Application Form which accompanies this Prospectus should be promptly forwarded to Rodney Square Management Corporation at the address above under "Investing by Mail."

SUBSEQUENT PURCHASES - Additional investments may also be made through the wire procedures described above. An investor must telephone the Transfer Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.).

The bank transmitting the wire may charge a fee for this service. Federal funds wires received before the close of the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) will be executed based on each Fund's valuation that same day. Purchase orders received after the close of the NYSE will be executed on the next day the exchange is open.

TAX-DEFERRED RETIREMENT PLANS

Shares may be purchased by certain types of retirement plans. The
Funds   provide  plan  forms  and  custody  agreements  for   the
following:

Individual Retirement Accounts (IRA) - An IRA is a tax-deferred retirement savings account that may be used by an individual who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified total or partial distribution from his or her employer's retirement plan. The current annual maintenance fee for IRA accounts is $10.00 per year.

In each of these plans, dividends and distributions will be automatically reinvested. For further details, contact the Adviser to obtain specific plan documents. Investors should consult with their tax adviser before establishing any tax-deferred retirement plans.

AUTOINVEST PLAN

The Funds also provide for an automatic investment plan whereby shareholders may arrange to make regular monthly, quarterly, semi-annual, or annual investments in the Funds. Investment amounts
are   automatically  debited  from  the  shareholder's   checking
account. The minimum initial and subsequent investment pursuant to this plan is $50.

GENERAL PURCHASE INFORMATION

Purchase orders for shares of the Funds placed with a registered broker-dealer must be received by the broker-dealer before the close of the NYSE to receive the Funds' valuation calculated that day. The broker-dealer is responsible for the timely transmission of orders to the Distributor. Orders placed with the registered broker-dealer after the close of the NYSE will be executed based on the Funds' valuation calculated on the next business day.

The Funds may refuse any order for the purchase of shares which the Board of Trustees deems as not in the best interests of the Funds.

Stock certificates representing shares of the Funds are not issued except upon written request. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur an expense to replace it.

HOW TO REDEEM SHARES OF THE FUND

There is no charge for share redemptions. Shares will be redeemed at the net asset value next determined after the redemption request has been received in proper order by the Funds' Transfer Agent. Shares may be redeemed by telephone call or mail delivery to the Transfer Agent.

BY MAIL - A written request for redemption (along with any endorsed stock certificates) must be received by the Funds' Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752, to constitute a valid tender for redemption. A signature guarantee is required for any written redemption request which: (1) is in excess of $10,000.00; (2) requests proceeds be sent to somewhere other than the account's listed address; or (3) requests proceeds be sent to someone other than the account's listed owner(s). These requirements may be waived or modified upon notice to shareholders. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized

THE HOMESTATE GROUP
===============================================================================

to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Payment of a written request for redemption will be made within seven business days of receipt of the request.

BY TELEPHONE - A shareholder redeeming at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited redemption on the Subscription Application form filed with the Transfer Agent may, at the time of such redemption, request that the funds be mailed or wired to the commercial bank or registered broker-dealer designated on the application form by telephoning the Transfer Agent at (800) 892-1351 before close of the New York Stock Exchange. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. A wire fee of $7.00 will be deducted from the shareholder account or proceeds before a wire is sent. Please note that the Funds' Transfer Agent receives all telephone calls for telephone instructions on a recorded phone line. The Funds and/or their Transfer Agent will employ such reasonable procedures to confirm that instructions communicated by telephone are genuine. If they fail to employ reasonable procedures, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right, at any time, to suspend or terminate the expedited redemption procedure. During a period of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions.

SYSTEMATIC WITHDRAWL PLAN

Shareholders may elect to participate in a "Systematic Withdrawal Plan" which provides for automatic fixed withdrawals of at least $50 monthly, quarterly, semi-annually, or annually. The minimum investment to establish a Systematic Withdrawal Plan is $10,000.

GENERAL REDEMPTION INFORMATION

If a shareholder seeks to redeem shares that were purchased within fifteen days of the redemption request, the Funds may delay payment until such time as the funds in question have been properly cleared and collected by the Funds.

Due to the relatively high administration cost of smaller shareholder accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, other than as a result of a decline in the net asset value per share of the Funds or as an active participant in the AutoInvest Plan. The Funds will provide a 30-day written notice to such shareholder prior to initiating such a redemption.

HOW TO EXCHANGE SHARES OF THE FUND

Shares of the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund may be exchanged for shares of each other at the then current net asset value by calling the Funds' Transfer Agent by 4:00 p.m. Eastern Time on a normal Business Day; or for shares of any other funds which may be introduced by the Adviser; or shares may also be exchanged for the Rodney Square Fund ("RSF") which is managed by Rodney Square Management Corporation and distributed by Rodney Square Distributors, Inc. Shares of RSF acquired through direct purchase or in the form of dividends earned on such shares may be exchanged for shares of any HomeState fund at net asset value plus the normal sales charge of such funds. The minimum initial investment of $1,000 is required to establish an account in RSF by telephone exchange or written request. RSF reserves the right to amend or change the exchange privilege upon 60 days notice to the shareholders. Exchanges of the Funds' shares involve the redemption of the Funds' shares and therefore an exchange may cause the realization of gains or losses for income tax purposes.

VALUING THE FUNDS' SHARES

The HomeState Pennsylvania Growth Fund's and the HomeState Select Opportunities Fund's daily closing prices are listed in many newspapers in the mutual fund prices section as "HomeStPA" and "HomeStOp," respectively. The net asset value and offering price of the shares of the Funds are determined once on each Business Day as of the close of the NYSE, which on a normal Business Day is usually 4:00 p.m. Eastern Time. A "Business Day" is defined as a day in which the NYSE is open for trading. Holidays currently observed by the NYSE are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund's value is

THE HOMESTATE GROUP
===============================================================================

determined by adding the value of the portfolio securities and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. The net asset value of the Funds will fluctuate with market conditions as the value of the investment portfolio changes.


With approval of the Board of Trustees, the Funds may use a pricing service, bank or broker-dealer experienced in such matters to value the Funds' securities. The prices of bonds and other fixed income securities provided by such service providers may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Fund securities listed or traded on a national securities exchange or market system for which representative market quotations are available will be valued at the last quoted sales price on the security's listed exchange on that day. Listed securities not traded on an exchange that day, and other securities traded in the over-the-counter market will be valued at the mean between the closing asked price and the closing bid price. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities will be valued using a method which the Board of Trustees believes in good faith accurately reflects the fair value.

For more information concerning valuation of the Funds' shares, see "Additional Information Concerning Valuing the Funds' Shares" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES

The operations and management of the Trust are the responsibility of the Board of Trustees. Pursuant to that responsibility, the Board of Trustees has approved contracts with the following organizations to provide, among other things, day-to-day investment advisory and administrative management services.

THE INVESTMENT ADVISER

Emerald Advisers, Inc. serves as investment adviser to the Funds. The Adviser was organized as a Pennsylvania corporation on November 14, 1991, and is registered with the SEC under the Investment Advisers Act of 1940 and with the Pennsylvania Securities Commission under the Pennsylvania Securities Act of 1972. In August 1994, Emerald Advisers, Inc. became a wholly-owned subsidiary of Emerald Asset Management, Inc. Substantially all of the executives and investment related personnel of Emerald Advisers continue in their positions. Total assets managed by the Adviser exceeded $325 million at September 30, 1997. The three principal officers of the Adviser combine over 40 years of experience in the mutual fund, investment advisory, pension funds management and securities brokerage industries.

Pursuant   to  investment  advisory  agreements  (the   "Advisory
Agreements"), the Adviser furnishes each Fund with investment advisory and administrative services which are necessary to conduct the Fund's business. Specifically, the Adviser manages the Funds' investment operations and furnishes advice with respect to the purchase and sale of securities on a daily basis. The HomeState Pennsylvania Growth Fund agreement is dated September 1, 1992 and the HomeState Select Opportunities Fund agreement is dated February 1, 1997.

Kenneth G. Mertz II, CFA, President of Emerald Advisers, Inc., and Vice President and Chief Investment Officer of the Funds, is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Mertz has had this responsibility since the
HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. Prior to this date, Mr. Mertz was the Chief
Investment Officer to the $12 billion Pennsylvania State Employes' Retirement System. Mr. Mertz has had this responsibility with the HomeState Select Opportunities Fund since its inception.

Under the terms of the Advisory Agreements, the Funds pay the Adviser an annual fee based on a percentage of the net assets under management. The fees are computed daily and paid monthly as follows:

HomeState Pennsylvania Growth Fund: for assets up to and including $250,000,000: 0.75%; for assets in excess of $250,000,000 and up to and including $500,000,000: 0.65%; for assets in excess of $500,000,000 and up to and including $750,000,000: 0.55%; for assets in excess of $750,000,000: 0.45%.

THE HOMESTATE GROUP
===============================================================================

HomeState  Select  Opportunities  Fund:  for  assets  up  to  and including $100,000,000: 1.0%; for assets in excess of $100,000,000: 0.90%. The Fund will be closed to new investors when total net assets surpass $100 million. These fees are higher than most other registered investment companies but comparable to fees paid by equity funds of a similar investment objective and size.

The Funds pay all of its expenses other than those expressly assumed by the Adviser. Specifically, the Funds pay the fees and expenses of their transfer agent, custodian, independent auditors and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Funds' organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to shareholders.

The Adviser will reimburse its fee to the Funds to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where the Funds' shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time. The Adviser has agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Opportunities Fund for the period at least through and including June 30, 1998 so that total Fund operating expenses are capped at 2.35% or less.

The Adviser has agreed that a percentage of its net advisory fee income earned from the HomeState Pennsylvania Growth Fund (less any fee waivers and expense reimbursements made by the Adviser to the Fund) will be contributed annually by the Fund on behalf of the Adviser to provide scholarship funding that will specifically benefit Pennsylvania residents who have graduated from a
Pennsylvania high school and are attending an accredited Pennsylvania college, university or trade school. The current year's contribution is 1% of the HomeState Pennsylvania Growth Fund's net advisory fee income.

THE ADMINISTRATOR, ACCOUNTING AND TRANSFER AGENT

Pursuant to separate administration, accounting services and transfer agency agreements each dated November 20, 1995, as amended, Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, has been retained to serve as administrator, accounting and
transfer   agent.   As  administrator,  Rodney  Square   provides
administrative and operational services and facilities. For its services as administrator, Rodney Square receives an annual fee paid monthly from the Funds, based on the Funds' daily assets, of 0.15% on the first $50 million (subject to a minimum fee of $50,000), 0.10% on the next $150 million and 0.07% on assets in excess of $200 million. As accounting agent, Rodney Square determines net asset value and provides accounting services to the Funds. Also, Rodney Square, as transfer agent, performs certain shareholder servicing duties as listed in the Transfer Agency Agreement.


THE CUSTODIAN

Pursuant to a separate custodian agreement (the "Custodian Agreement"), Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890 (the "Custodian"), has been retained to serve as custodian to the Funds' assets, and performs certain corresponding administrative tasks.

THE DISTRIBUTOR

Rodney Square Distributors, Inc., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, is the sole distributor of shares of the Funds. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers (the "NASD"), and an affiliate of Rodney Square, which also performs administrative, shareholder and accounting servicing duties for the Funds.

Certain officers and/or employees of the Adviser may also serve as registered representatives of the Distributor, but only in the capacity of distributing shares of the Funds.

THE HOMESTATE GROUP
===============================================================================


THE DISTRIBUTION PLANS

The Distributor will incur certain expenses while providing selling and sales distribution services for the Funds, including such costs as compensation to broker-dealers for (i) selling shares of the Funds, and (ii) providing information and advice to their shareholder clients regarding ongoing investment in the Funds, as well as advertising, promotional and printing expenses.

To promote shares of the Funds to the general public, each Fund has adopted a distribution services plan (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940 (the "Act"). The Plans allow the Funds to reimburse the Distributor for costs specifically described in this Section. The Distributor receives no other compensation from the Funds, except that (i) any sales charge collected will be paid to the Distributor (See "How to Purchase Shares of the Funds"), and (ii) the minimum total dollar amount paid to the Distributor on an annual basis (net of the amount paid to broker-dealers and/or service organizations) will be $3,000. The Distributor may pay such sales charge to broker-dealers who have entered into a Selling Agreement with the Distributor as a commission paid for selling the Funds' shares. The Funds pay the Distributor on a monthly basis at an annual rate not to exceed 0.35% of the series' average net assets. Expenses acceptable for reimbursement under the Plan include compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds. The Funds' Adviser is responsible to pay the Distributor for any unreimbursed distribution expenses.

Pursuant to the Plans, a broker-dealer may receive a maintenance commission in the amount of 0.25% (annualized) of the average net assets maintained in the Funds by their clients.

The Funds may also compensate a bank under the Plans only to the extent that a bank may serve as a "service organization," providing administrative and accounting services for the Funds' shareholders. The Glass-Steagall Act and other applicable laws and regulations prohibit a bank from acting as underwriter or distributor of securities. If a bank were prohibited from providing certain administrative services, shareholders would be permitted to remain as the Funds' shareholders and alternate means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any financial consequences as a result of any of those occurrences.

The Board of Trustees of the Trust adopted the Plans after determining the Plans would likely benefit the Funds and their shareholders to the extent that the Plans can aid the Distributor in attracting additional shareholders, promoting the sale of shares, reducing redemptions, and maintaining and improving services provided to shareholders by the Distributor or dealers. The resulting increase in assets should benefit the Funds by providing a continuous cash flow, thereby affording the Adviser the ability to purchase and redeem portfolio securities without making unwanted redemptions of existing portfolio securities.

The Board of Trustees will annually review the success of the Plans in meeting these objectives based on information provided by the Adviser.

Future regulatory review and revision of Rule 12b-1 by the SEC, of Rule 2830 of the Rules of Fair Practice by the NASD, or any similar review and revision of other applicable regulations by other regulatory agencies could affect the Funds' Plans. The Board of Trustees will promptly modify the Plans if such action is warranted.

BROKERAGE ALLOCATION

The Adviser is responsible for selecting brokers and dealers to effect portfolio securities transactions and for negotiating brokerage commissions and dealers' charges. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at the best overall terms available. Securities may be bought from or sold to brokers who have furnished statistical, research and other financial information or services to the Adviser. The Adviser may give consideration to those firms which have sold or are willing to sell shares of the Funds. See "Additional Brokerage Allocation Information" in the Statement of Additional Information for more information.

To the extent consistent with applicable provisions of the Investment Company Act of 1940, Rule 17e-1, and other rules and exemptions adopted by the SEC under that Act, the Board of Trustees has determined that transactions for the Funds may be

THE HOMESTATE GROUP
===============================================================================

executed by affiliated brokers if, in the judgment of the Adviser, the use of an affiliated broker is likely to result in price and execution at least as favorable as those qualified brokers. The Adviser will not execute principal transactions by use of an affiliated broker.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, realized by the Funds will be declared and paid semi-annually, in the months of January and July. Capital gains, if any, realized by the Funds will be declared and paid semi-annually in the months of July and December. The Record and Declaration dates for payments to shareholders will normally be the 15th of the month, the Ex-Dividend dates will normally be the 16th of the month, and the Payment dates will normally be the 20th of the month (or the next business day if any of these dates fall on a weekend). Shareholders of record as of the Record Date will be paid, or have their payments reinvested in additional shares, as of the Re-Invest and Payable Dates. The net asset value price of the Funds will be reduced by the corresponding amount of the per-share payment declared on the Ex-Dividend Date. Since dividend income is not a primary objective of the Funds, the Funds do not anticipate paying substantial income dividends to shareholders.

A shareholder will automatically receive all dividends and capital gains distributions in additional full and fractional shares of the Funds at net asset value as of the date of payment, unless the shareholder elects to receive such distributions in cash. To change the distribution option chosen, the shareholder should write to the Funds' Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. The request will become effective with respect to distributions having record dates after its receipt by the Transfer Agent.

If a shareholder elects to receive distributions in cash, and the check is returned by the United States Postal Service, the Funds reserve the right to invest the amount of the returned check in additional shares of the Funds at the then existing net asset value and to convert the shareholder's election to automatic reinvestment of all distributions.

TAXES

Reinvested dividends and capital gains distributions will receive the same tax treatment as dividends and distributions paid in cash. Because the Funds are series of a Pennsylvania common law trust, they will not be liable for corporate income or franchise tax in the Commonwealth of Pennsylvania. Further, shares of the Funds are exempt from Pennsylvania personal property taxes.

The  Trust  intends  to  qualify for treatment  as  a  "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification under the Code requires that the Funds satisfy: (1) two gross income tests that ensure the Funds earn income from investing activities; (2) two diversification tests that limit the concentration of the Funds' investment assets in any one issuer; and (3) a series of distribution rules which require that the Funds distribute to shareholders substantially all of their investment company taxable income and net tax-exempt interest income. Each individual series of the Trust is expected to be treated as a separate corporation for most federal income tax purposes. So long as each Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders but amounts so distributed will be taxable to shareholders.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Funds will be taxed to shareholders as long-term capital gain in the year in which it was received, regardless of the length of time a shareholder has owned the shares and whether or not such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. Redemptions and exchanges from the Funds are each taxable events.

A statement detailing the Federal income tax status of all distributions made during a taxable year will be sent to shareholders of record no later than January 31 of the following year.

Shareholders must furnish to the Funds a certified taxpayer identification number ("TIN"). The Funds are required to withhold 31% from reportable payments including ordinary income dividends, capital gains distributions, and redemptions occurring in

THE HOMESTATE GROUP
===============================================================================

accounts where the shareholder has failed to furnish a certified TIN and has not certified that such withholding does not apply. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different Federal income tax treatment.

The tax information presented here is based on Federal and state tax laws and regulations effective as of the date of this Prospectus, and may subsequently change. Because the information presented here is only a very brief summary of some of the important tax considerations for shareholders, shareholders are urged to consult their tax advisers for more specific professional advice, especially as it relates to local and state tax regulations. See "Additional Dividend, Distribution and Taxes Information" in the Statement of Additional Information for more information.

GENERAL INFORMATION

The HomeState Group was organized as a Pennsylvania common law trust on August 26, 1992. Shares of the Trust do not have preemptive or conversion rights, and are fully-paid and non-assessable when issued.

Since The HomeState Group is organized as a Pennsylvania common law trust, it is not required to hold annual meetings, and does not intend to do so, except as required by the Act or other applicable Federal or state law. The Trust will assist in shareholder communications as required by Section 16(c) of the Act. The Act does require initial shareholder approval of each investment advisory agreement and election of Trustees. Under certain circumstances, the law provides shareholders with the right to call for a special shareholders meeting for the purpose of removing Trustees or for other proper purposes. Shares are entitled to one vote per share, and do not have cumulative voting rights.

The HomeState Group currently issues shares of beneficial interest with no par value, in two series. Additional series may be added in the future by the Board of Trustees. Each share of each Fund has pro rata distribution rights, and shares equally in dividends and distributions of the respective Fund series. Shareholders will receive an annual report containing financial statements which have been audited by the Funds' independent accountants, and a semi-annual report containing unaudited financial statements. Each report will include a list of investment securities held by the Funds. Shareholders may contact the Funds for additional information.

Duane, Morris & Heckscher, 305 North Front Street, Harrisburg, PA
17108, is legal counsel to the Trust.

Price  Waterhouse LLP, 30 South Seventeenth Street, Philadelphia,
PA 19103, is the independent accountant for the Trust.

MANAGEMENT OF THE FUNDS

TRUSTEES - Bruce E. Bowen, Kenneth G. Mertz II, C.F.A., Scott  C.
Penwell, Esq., Scott L. Rehr, H.J. Zoffer, Ph.D.

OFFICERS - Scott L. Rehr, President; Kenneth G. Mertz II, C.F.A.,
Vice President and Chief Investment Officer; Daniel W. Moyer  IV,
Vice President and Secretary; Diane D. Marky, Assistant Secretary

              [BLANK PAGE]

THE HOMESTATE GROUP
===============================================================================

               ---------------------------------------------------
               I                   FUND INFORMATION               I
			   I					                              I
			   I   NEW ACCOUNTS -                 (800) 232-0224  I
			   I                                                  I
			   I   EXISTING ACCOUNTS/ORDERS -     (800) 892-1351  I
			   I                                                  I
			   I  BROKERS ONLY -                 (800) 232-OK-PA  I
			   I                                                  I
			   I  SYMBOLS:                                        I
			   I  PENNSYLVANIA GROWTH FUND: HSPGX                 I
			   I  SELECT OPPORTUNITIES FUND: HSSAX	              I
			   I 	                                              I
			   ----------------------------------------------------

THE HOMESTATE GROUP
===============================================================================

                               THE HOMESTATE GROUP

                       HOMESTATE PENNSYLVANIA GROWTH FUND

                              1857 William Penn Way
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                               INVESTMENT ADVISER
                            GENERAL FUND INFORMATION

                             Emerald Advisers, Inc.
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                                   DISTRIBUTOR
                              MARKETING INFORMATION

                        Rodney Square Distributors, Inc.
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                  ADMINISTRATOR
                                ACCOUNTING AGENT
                                 TRANSFER AGENT

                      Rodney Square Management Corporation
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                    CUSTODIAN

                           Wilmington Trust Company
                           1100 North Market Street
                           Wilmington, Delaware, 19890

                                  LEGAL COUNSEL

                            Duane, Morris & Heckscher
                             305 North Front Street
                              Harrisburg, PA 17108

                             INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                           30 South Seventeenth Street
                             Philadelphia, PA 19103

THE HOMESTATE GROUP
HomeState Pennsylvania Growth Fund
HomeState Select Opportunities Fund
-----------------------------------
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605-0666

INVESTMENT ADVISER
GENERAL FUND INFORMATION
EMERALD ADVISERS, INC.                      STATEMENT OF
P.O. Box 10666                         ADDITIONAL INFORMATION
Lancaster, PA 17605-0666
                                        THE HOMESTATE GROUP
DISTRIBUTOR                          THE HOMESTATE PENNSYLVANIA
RODNEY SQUARE DISTRIBUTORS, INC.            GROWTH FUND
Rodney Square North                     THE HOMESTATE SELECT
1100 North Market Street                 OPPORTUNITIES FUND
Wilmington, DE 19890-0001

ADMINISTRATOR
TRANSFER AGENT AND
ACCOUNTING AGENT
RODNEY SQUARE MANAGEMENT CORPORATION   DATED OCTOBER 30, 1997
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

CUSTODIAN
WILMINGTON TRUST COMPANY
1100 North Market Street
Wilmington, DE   19890-0001

LEGAL COUNSEL
DUANE, MORRIS & HECKSCHER
305 North Front Street
Harrisburg, PA 17108

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
30 South Seventeenth Street
Philadelphia, PA 19103

                                PART B
                  STATEMENT OF ADDITIONAL INFORMATION

                        DATED OCTOBER 30, 1997

                          THE HOMESTATE GROUP

This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectus of The HomeState Group (the "Trust"), and two of its operating series funds: The HomeState Pennsylvania Growth Fund and The HomeState Select Opportunities Fund (the "Funds"). This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus. This Statement is only authorized for distribution when accompanied or preceded by a copy of the Funds' Prospectus dated October 30, 1997. You may obtain a free copy of the Prospectus by writing the Funds, P.O. Box 10666, Lancaster, PA 17605, or by calling (717) 396-7864.


TABLE OF CONTENTS
Additional Information Concerning Investment Objectives
 and Policies.........................................................  2
          Fundamental Investment Restrictions.........................  2
          Other Investment Policies...................................  4
Additional Fund Valuation Information.................................  6
          Additional General Fund Information.........................  6
Additional Purchase and Redemption Information........................  8
          Reduced Sales Charge Plans..................................  8
Additional Dividend, Distributions & Taxes Information ............... 10
          Dividend & Distributions.................................... 10
          Taxes....................................................... 12
Management of the Funds............................................... 12
          Board of Trustees and Officers of the Funds................. 12
          Person Controlling the Funds................................ 14
          Investment Adviser and Other Services Providers............. 14
          The Distribution Plan....................................... 16
Additional Brokerage Allocation Information........................... 17
Measuring Performance................................................. 17
Financial Statements.................................................. 19
Appendix A - Description of Ratings................................... 35
Appendix B - Hedging Strategies....................................... 37
Appendix C - Pennsylvania Based Companies............................. 37

 ADDITIONAL INFORMATION CONCERNING INVESTMENT OBJECTIVES AND POLICIES

GENERAL

      The HomeState Group is registered as a "series" fund, whereby each individual series of the Trust, in effect, represents a separate mutual fund with its own objectives and policies. Currently, there are three series: The HomeState Pennsylvania Growth Fund, The HomeState Select Opportunities Fund and The Year 2000 ("Y2K") Fund. The discussion of investment objectives and policies that follows relates only to The HomeState Pennsylvania Growth Fund and The HomeState Select Opportunities Fund. In the likely event that further series' of the Trust are introduced, these new series would have their own separate objectives and policies and would be disclosed here as such.

      The HomeState Pennsylvania Growth Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters or principal operations in the Commonwealth of Pennsylvania, or companies based elsewhere but whose business in the Commonwealth of Pennsylvania contributes significantly to their overall performance. To pursue its objective, the Fund will invest at least 65% of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in Pennsylvania or companies based elsewhere but have significant operations in Pennsylvania (i.e. at least 50% of their revenues are derived from operating units headquartered in Pennsylvania).

      The HomeState Select Opportunities Fund's objective is long-term appreciation of capital through investments in a non-diversified portfolio of equity securities. The Fund seeks to achieve this goal by typically investing in the common stock of no more than fifty U.S. companies. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. The Fund may invest a larger percentage of its assets (more than the average diversified fund) in a particular security or industry, and will focus on those companies identified by the Fund's adviser as having what it believes are superior prospects for price appreciation.

FUNDAMENTAL INVESTMENT RESTRICTIONS
      The following investment policies and restrictions may not be changed without the approval of a majority of each Fund's outstanding shares. For these purposes, a majority of shares of each Fund is defined as the vote, at a special meeting of the shareholders of the Fund duly called, of more than fifty percent (50%) of the Fund's outstanding voting securities.

The HomeState Pennsylvania Growth Fund may not:

     1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

     2.   Invest more than 15% of total assets in one industry.

     3. Invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

     4.   Make short sales.

     5. Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund's current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets;

      6.    Pledge, mortgage or hypothecate assets, except  to  secure borrowings permitted by Item (5) above, and then only pledge securities not exceeding ten percent (10%) of the Fund's total assets (at current value);

      7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     8. Purchase or sell commodities, commodity contracts or futures contracts;

The HomeState Select Opportunities Fund may not:

     1. Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), nor, in respect of at least 50% of its assets, invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government.

     2.    Invest more than 25% of total assets in one industry.

     3. Borrow money, except from a bank or for purposes of purchasing securities on margin (provided that such purchases may not exceed 120% of total assets taken at current value); such borrowing will be limited to no more than 5% of net assets.

The Funds may not :

     1.   Issue or sell senior securities;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

      3. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities;

      4. Purchase or hold the securities of any issuer if the officers or directors of the Fund or its investment adviser (i) individually own more than one-half of one percent (0.5%) of the outstanding securities of the issuer, or (ii) collectively own more than five percent (5%) of the outstanding securities;

     5. Acquire more than ten percent (10%) of the voting securities of any issuer; or make investments for the purpose of gaining control of a company's management;

      6. Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than ten percent (10%) of its total current assets in shares of other investment companies nor invest more than five percent (5%) of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

      7. Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than twenty-five percent (25%) of its total assets (taken at current value)

      The aforementioned investment limitations are considered at the time the investment securities are purchased.

OTHER INVESTMENT POLICIES

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies. These policies may be changed by the Funds' Board of Trustees without shareholder approval.

The HomeState Pennsylvania Growth Fund:

      1. Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts;

      2. Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

      3. Will not invest in warrants (a warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period);

      4. Will not invest more than five percent (5%) of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation;

The HomeState Select Opportunities Fund:

      1. Will not invest more than 15% in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

      2. May engage in options strategies, in which the Fund will either: (i) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

      3. May not write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; and

     4.   May make short sales.

The Funds:

     1.   Will not invest in foreign currencies or foreign options;

     2.   Will not issue long-term debt securities;

     3. Will not invest more than ten percent (10%) of its total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days. (A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund's cost plus interest. The Fund will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Fund will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.)

      4. May invest their cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 7 above) or other appropriate short-term investments; (commercial paper must be rated A-1 or A-2 by Standard & Poor's Corporation ("S & P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody's, or higher. For more information on ratings, see "Appendix:
Description of Ratings" in this Statement. Certificates of Deposit ("CD's") must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Funds will only purchase CD's from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.)

      5. May invest in securities convertible into common stock, but only when the Funds' investment adviser believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment; (In carrying out this policy, the

Funds may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer's common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely  with interest rates, it may show less volatility  in  value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in EAI's opinion. The Funds will only invest in investment-grade convertible securities (Those rated in the top four categories by either Standard & Poor's Corporation ("S & P") or Moody's Investor Services, Inc. ("Moody's") - See "Appendix: Description of Ratings" in this statement).

      6. Will maintain their portfolio turnover rate at a percentage consistent with their investment objective, in the case of the HomeState Pennsylvania Growth Fund: long-term growth, in the case of The HomeState Select Opportunities Fund: long-term appreciation of capital. The Funds will not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such trading is believed by the Funds' Adviser to be desirable and consistent with a sound investment policy. The Funds may dispose of securities whenever the Adviser deems advisable without regard to the length of time held. The HomeState Pennsylvania Growth Fund is not expected to exceed a portfolio turnover rate of 80% on an annual basis; The HomeState Select Opportunities Fund is not expected to exceed a portfolio turnover rate of 150% on an annual basis.

                 ADDITIONAL FUND VALUATION INFORMATION

      Each Fund determines its net asset value per share daily by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. Each Fund's net asset value per share is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") every day the Exchange is open for trading. The Exchange closes at 4:00 p.m. Eastern Time on a normal business day. Presently, the Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Temporary investments held by the Funds' portfolios having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less may be valued at cost, adjusted for amortization of premiums or accrual of discounts, if in the judgment of the Board of Trustees such methods of valuation are appropriate, or under such other methods as the Board of Trustees may from time to time deem to be appropriate. The cost of those temporary securities that had original maturities in excess of sixty days shall be determined by their fair market value as of the sixty-first day prior to maturity. All other securities and assets in the portfolios will be appraised in accordance with those procedures established in good faith in computing the fair market value of these assets by the Board of Trustees.

                  ADDITIONAL GENERAL FUND INFORMATION

DESCRIPTION OF SHARE AND VOTING RIGHTS

	  The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest without par value from separate classes ("Series") of shares. Currently the Trust is offering shares of three Series.

      The shares of the Trust are fully paid and nonassessable except as set forth under "Shareholder and Trustee Liability" and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no preemptive rights. The shares of the Trust have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except that shares shall be voted as a separate class with to respect matters affecting that class or as otherwise required by applicable law.

      The Trust will continue without limitation of time, provided however that:

     1) Subject to the majority vote of the holders of shares of any Series of the Trust outstanding, the Trustees may sell or convert the assets of such Series to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Series;

      2) Subject to the majority vote of shares of any Series of the Trust outstanding, the Trustees may sell and convert into money the assets of such Series and distribute such assets ratably among the shareholders of such Series; and

      3) Without the approval of the shareholders of any Series, unless otherwise required by law, the Trustees may combine the assets of any two or more Series into a single Series so long as such combination will not have a material adverse effect upon the shareholders of such Series.

      Upon completion of the distribution of the remaining proceeds or the remaining assets of any Series as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Series and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY - Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

            ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are sold at net asset value with a sales charge payable at the time of purchase. The Prospectus contains a general description of how investors may buy shares of the Funds, as well as a table of applicable sales charges for the Funds. The following is additional information which may be of interest to investors.

      The Funds are currently making a continuous offering of their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. The public offering price is the net asset value plus the applicable sales charge, if any.

      For orders placed through the Funds' established broker-dealer network, the public offering price will be based on the net asset value determined on the day the order is placed, but only if (i) the dealer has received the order before the close of the Exchange, and
(ii) the dealer transmits it to the Funds' Distributor prior to the close of the Exchange that same day (normally 4:00 p.m. Eastern time). The dealer is responsible for transmitting this order by 4:00 p.m. Eastern time, and if the dealer fails to do so, the customer's entitlement to that day's closing price must be settled between the customer and the dealer. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value determined as of the close of the Exchange on the next day it is open.

      If funds are sent directly to Rodney Square, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for purchase of shares of the Funds must be in United States dollars. If payment is made by check, the check must be drawn on a United States bank.

REDUCED SALES CHARGE PLANS
     Shares of series of the Trust may be purchased at a reduced sales charge to certain investors listed in the Funds' Prospectus and below. The shareholders' purchases in the series of the Trust may be aggregated in order to qualify for reduced sales charges.

      The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds' broker-dealer network. The dealer concession  is  the same for all dealers, except that the  Distributor
retains  the entire sales charge on any retail sales made by it.   For
the fiscal years ended June 30, 1997 and 1996, RSD received $166,908 and $105,374, respectively. For the period ended June 30, 1995, Fund/Plan Broker Services, Inc., the Funds' previous distributor, received $263,145 in sales charges on sales of shares of the HomeState Pennsylvania Growth Fund, of which it retained $35,601 after reallowance of dealer concessions. Following are detailed discussions of some of the reduced sales charge plans listed in the Funds' Prospectus:

COMBINED PURCHASE PRIVILEGE - Certain investors may qualify for a reduced sales charge by combining purchases into a single "purchase"
if the resulting "purchase" totals at least $50,000. The applicable sales charge for such a "purchase" is based on the combined purchases of the following: (i) an individual, or a "company," as defined in section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Funds or other registered investment companies at a discount); (ii) an individual, their spouse and their children under age twenty-one, purchasing for his, her or their own account; (iii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iv) a single purchase for the employee benefit plans of a single employer. Rodney Square, the Funds' Transfer Agent, must be advised of the related accounts at the time the purchase is made.

RIGHT OF ACCUMULATION - An investor's purchase of additional shares may qualify for a cumulative quantity discount by combining a current purchase with certain other shares already owned ("Right of Accumulation"). The applicable shares charge is based on the total of:
(i) the investor's current purchase; (ii) the net asset value (valued at the close of business on the previous day of (a.) all shares of the series held by the investor, and (b.) all shares of any other series fund of the HomeState Group which may be introduced and held by the investor; and (iii) the net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" above).

      To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

LETTER  OF  INTENT - Investors may purchase shares at a reduced  sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months in shares of the Funds.

     Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrow accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

      To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment.

Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Trust's series at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 232-0224 to receive the appropriate form.

REINSTATEMENT PRIVILEGE - An investor who has sold shares of the Funds may reinvest the proceeds of such sale in shares of the series within 120 days of the sale, and any such reinvestment will be made at the Funds' then-current net asset value, so that no sales charge will be levied. Investors should call the Funds for additional information.

     By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the series, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the series, some or all of the loss may be disallowed as a deduction. Please contact your tax adviser for more information concerning tax treatment of such transactions.

        ADDITIONAL DIVIDEND, DISTRIBUTIONS & TAXES INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Dividends, if any, will be declared and paid in July and December. Capital gains, if any, will be declared and paid in July and December. All such payments will be declared on the 15th of the month and paid on the 20th of the month. If any of these dates falls on a weekend, both the declaration and payment dates will be moved accordingly to the next business day.

      If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account's election to automatic reinvestment of all distributions, until the Funds' Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

      After a dividend or capital gains distribution is paid, the Funds' share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAXES
     Each series of the Trust is treated as a separate Fund for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, and, therefore to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

      (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, and gains from the sale of stock and securities, or other income derived with respect to its business of investing in such stock or securities;

     (2) Derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stock or securities) held for less than three months;

     (3) Distribute with respect to each taxable year at least 90% of its taxable and tax-exempt income for such year; and

      (4) Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, United States Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related types of businesses.

      If each Fund qualifies to be taxed as a regulated investment company it is accorded special tax treatment and will not be subject to federal income tax on income distributed to its shareholders in the form of dividends (including both capital gain and ordinary income dividends). If, however, a Fund does not qualify for such special tax treatment, that Fund will be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, each Fund must include dividends in income not when received, but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later.

OTHER TAX INFORMATION

RETURN OF CAPITAL DISTRIBUTIONS - If a Fund makes a distribution to you in excess of its accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

CAPITAL GAINS - When you purchase shares of a Fund, the Fund's then-current net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. If the Fund subsequently distributed such amounts to you, the distribution would be taxable, although it constituted a return of your investment. For federal income tax purposes, each Fund is permitted to carry forward net realized capital losses, if any, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains which, if distributed, might be taxable to you.

Dividends - The Code provides a 70% deduction for dividends received by corporate shareholders, with certain exceptions. It is expected that only part of each Fund's investment income will be derived from dividends qualifying as such and, therefore, not all dividends received will be subject to the deduction.

Shares Purchased through Retirement Plans - Special tax rules and fiduciary responsibility requirements apply to investments made through retirement plans which satisfy the requirements of Section 401(a) of the Code. Shareholders of the Funds should consult with their tax adviser to determine the suitability of shares of the Funds as an investment through such plans, and the precise effect of such an investment on their particular tax situation.


                        MANAGEMENT OF THE FUNDS

Board of Trustees and Officers of the Trust
      The following individuals hold positions as Trustees and/or Officers of the Trust. Their position with the Trust is listed along with their business occupations for the previous five years:

Name, Position and Occupation for previous Five Years

Scott L. Rehr*, 1857 William Penn Way, Lancaster, PA 17601, President and Trustee, age 34, has been Senior Vice President and Treasurer of Emerald Advisers, Inc. since 1991. He was Vice President of Weik Investment Services, Inc. from 1990 to 1991. He was Vice President of Penn Square Mutual Fund and the William Penn Interest Income Fund from 1989 to 1990 and Director of Investor Services, Penn Square Management Corp. from 1986 to 1989.

Bruce E. Bowen, 1536 Buttonbush Circle, Palm City, Fl 34990, Trustee, age 59, is currently a private investor. He retired as Vice Chairman and Secretary of Penn Square Mutual Fund, positions he held from 1968 to 1988 and Vice Chairman and Secretary of William Penn Interest Income Fund positions he held from 1987 to 1988. He also served as Vice President and Secretary of Penn Square Management Corp. from 1964 to 1988. He also was a Director of Berk-Tek, Inc. from 1987 to 1991 and Director of Morgan Corporation, from 1989 to 1991.

Kenneth G. Mertz II, C.F.A.*, 1857 William Penn Way, Lancaster, PA 17601, Trustee, Vice President and Chief Financial Officer, age 44, has been President and Chief Investment Officer of Emerald Advisers, Inc. since 1992. He was Chief Investment Officer for the Pennsylvania State Employes Retirement System from 1985 to 1992. He was a Member of the National Advisory Board, Northwest Center for Professional Education/Real Estate Investment for Pension Funds from 1991 to 1992 and a Member of the Advisory Board, APA/Fostin Pennsylvania Venture Capital Fund from 1987 to 1992.

Daniel W. Moyer IV*, 1857 William Penn Way, Lancaster, PA 17601, Vice President and Secretary, age 41, has been Vice President of Emerald Advisers, Inc. since 1992 as well as a Registered Representative for First Montauk Securities Corp. since 1992. He was the Branch Office Manager for Keogler Morgan & Co. and a Registered Representative and Director for Financial Management Group from 1988 to 1992.

Scott C. Penwell, Esq. **, 305 North Front Street, Harrisburg, PA 17108, Trustee, age 44, has been a partner at Duane, Morris & Heckscher since 1981. He has also been Chairman of the Securities Regulation Committee of the Corporation, Banking and Business Law Section of the Pennsylvania Bar Association since 1994.

Dr. H. J. Zoffer, Joseph M. Katz School of Business, 366 Mervis Hall, Pittsburgh, PA 15260, Trustee, age 66, has been Professor of Business Administration at Joseph M. Katz School of Business since 1966. He was Dean of Joseph M. Katz School of Business, University of Pittsburgh from 1966 to 1996. He is also a Director of Penwood Savings Association.

Diane D. Marky, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 33, has been a Senior Fund Administrator of RSMC since 1994 and a Fund Administration Officer of RSMC since July 1991. She was a Mutual Fund Accountant for RSMC from 1989 to 1991.


* Employee of Emerald Advisers, Inc. and "Interested Person" within the meaning of the Investment Company Act of 1940.
** Employee of the Trust's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

      The Trustees of the Funds who are not employed by the Adviser, the Distributor, or their affiliates (the "Disinterested Trustees") receive an annual retainer of $2,500 for the HomeState Pennsylvania Growth Fund and $ 1,000 for the HomeState Select Opportunities Fund, $350 for each Trustees meeting attended, and $100 for each Audit Committee meeting attended. For the year ended June 30, 1997, the Trustees received fees totaling $18,150 for their services. The Funds will also reimburse the Independent Trustees' travel expenses incurred attending Board meetings.

                       COMPENSATION TABLE

                                    AGGREGATE PAY
                  AGGREGATE PAY      FROM SELECT     YEAR 2000	   TOTAL PAY
                  FROM PA GROWTH    OPPROTUNITIES     ("Y2K")      FROM FUND
 NAME AND TITLE        FUND            FUND            FUND       COMPLEX (1)
----------------  --------------    -------------   -----------   -----------
Scott L. Rehr,           $0                $0           $0	         $0
Trustee and
 President

Bruce E. Bowen,        4,000             2,050         2,500 		8,550
Trustee
Daniel W. Moyer,         0                 0             0   	      0
IV,
Vice-President
and Secretary

Kenneth G.               0                 0             0    	      0
Mertz, II,
Trustee, Vice-
President and
Chief Investment
Officer

Scott C.               4,000             2,050         2,500   		8,550
Penwell,
Trustee
Dr. H. J. Zoffer       4,000             2,050         2,500    	8,550
Trustee

(1) No pension or retirement benefits are provided for trustees or officers of the Funds.

      The Officers of the Funds receive no compensation for their services as such.

      As of September 30, 1997 the Trustees and Officers of the Funds owned, as a group, less than one percent of the outstanding shares of the Funds.

      The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers and employees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of his/her duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees, officers and employees.

Persons Controlling the Funds

      To the knowledge of the Funds, no person owned of record or beneficially 25% or more of each Fund's outstanding shares as of September 30, 1997.

      To the knowledge of the Funds, no person owned of record or beneficially 5% or more of HomeState Select Opportunities Fund's outstanding shares as of September 30, 1997.

     The following persons owned of record or beneficially 5% or more of the HomeState Pennsylvania Growth Fund's outstanding shares as of September 30, 1997:

NAME                    ADDRESS                        % OF OWNERSHIP
----                    -------                       ----------------

Smith Barney Inc.  388 Greenwich St., NY, NY 10013        12.4%



INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER
     Emerald Advisers, Inc., 1857 William Penn Way, Lancaster, PA 17601, and Rodney Square Distributors, Inc., Rodney Square North, 1100
N. Market Street, Wilmington, DE 19890-0001, are the Funds' investment adviser and distributor, respectively. The Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distributor is a Delaware corporation, a broker-dealer registered with the Securities and Exchange Commission, and a member of the National Association of Securities Dealers, Inc., (the "NASD"). The Distributor is an affiliate of Rodney Square, which also provides administrative, shareholder and accounting services to the Funds. Some officers of the Funds are employed by the Adviser and may also distribute shares of the Funds as registered representatives of the Distributor.

      Effective August 19, 1994, Emerald Advisers, Inc. the investment adviser of the Funds, became a wholly-owned subsidiary of Emerald Asset Management, Inc. ("EAM"), 1857 William Penn Way, Lancaster, PA 17601. The shareholders of EAM are: Joseph E. Besecker, James Brubaker, J. Jeffrey Fox, Kenneth G. Mertz II, Daniel W. Moyer IV, Scott L. Rehr, Paul W. Ware and Judy S. Ware. The following individuals have the following positions and offices with the Trust and EAI:

       NAME          POSITION(S) WITH ADVISER    POSITION(S) WITH TRUST
       -----         ------------------------    ----------------------
Scott L. Rehr        Senior Vice President;   Trustee; President
                     Treasurer; Director

Kenneth G. Mertz     President; Director      Trustee; Vice
II, C.F.A.                                    President; Chief
                                              Investment Officer

Daniel W. Moyer, IV  Vice President;          Vice President;
                     Director                 Secretary

      In carrying out its responsibilities under the investment advisory contract with the Funds, EAI furnishes or pays for all facilities and services furnished or performed for, or on behalf of, the Funds. Such items may include, but are not limited to: office facilities, office support materials and equipment, records and personnel necessary to manage the Funds' daily affairs. In return for these services, the Funds have agreed to pay EAI an annualized fee, based on the average market value of the net assets of the Funds, computed each business day and paid to EAI monthly. The fee is paid as follows:

     HOMESTATE PENNSYLVANIA GROWTH FUND:

     Assets $0 to $250 Million              0.75%
     Over $250 MM to $500 MM                0.65%
     Over $500 MM to $750 MM                0.55%
     Over $750 Million                         0.45%

     HOMESTATE SELECT OPPORTUNITIES FUND:

     Assets $0 to $100 Million              1.00%
     Over $100 Million                      0.90%
     The Fund will be closed to new investors when total net assets surpass $100 million.

     These fees are higher than most other registered mutual funds but comparable to fees paid by equity funds of a similar investment objective and size. For the fiscal years ended June 30, 1997, 1996 and 1995, EAI received management fees from the HomeState Pennsylvania Growth Fund, before voluntary reimbursement of expenses, totaling $528,528, $246,310, and $106,017, respectively. For the period ended June 30, 1997, EAI received management fees from the HomeState Select Opportunities Fund, before voluntary reimbursement of expenses, totaling $11,200. For the period ended June 30, 1997, EAI waived its entire fee, $11,200 and reimbursed the HomeState Select Opportunities Fund $47,862.

      The  Funds  pay  all of its expenses other than those  expressly assumed by the Adviser. Specifically, the Funds pay the fees and expenses of their transfer agent, custodian, independent accountants and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Funds' organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to Shareholders. The Adviser will reimburse its fee to a Fund to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where that Fund's shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time.

ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT
      Rodney Square Management Corporation, Rodney Square North,  1100
N.  Market  Street,  Wilmington, DE 19890-0001, is the  administrator, accounting agent and transfer agent for the Funds. As administrator, Rodney Square provides administrative and operational services and facilities. As transfer, dividend disbursing, and shareholder servicing agent for the Funds, Rodney Square is responsible for all such corresponding duties, including: maintenance of the Funds' shareholders' records, transactions involving the Funds' shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions, and shareholder communication regarding these items. Rodney Square also performs certain bookkeeping and accounting duties for the Funds.


For the fiscal years ended June 30,1997 Rodney Square received fees totaling $302,133 and for the period from November 20, 1995 through June 30, 1996, Rodney Square received fees totaling $106,524.
For the period from July 1, 1995 through November 19, 1995, the fiscal year ended June 30, 1995, Fund/Plan Services, Inc., The HomeState Pennsylvania Growth Fund's previous transfer and accounting agent, received fees from the Fund totaling $21,022 and $80,253, respectively.

CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890 ("WTC") is the custodian of the securities and cash of the Funds. Price Waterhouse LLP, 30 South Seventeenth Street, Philadelphia, PA 19103, are the independent accountants which audit the annual financial statements of the Funds.

THE DISTRIBUTION PLANS
GENERAL INFORMATION. In order to compensate investment dealers (including for this purpose certain financial institutions) for services provided in connection with sales of shares of certain series of the Trust and maintenance of shareholder accounts within these series, the Distributor makes quarterly payments to qualifying dealers based on the average net asset value of shares of the Funds' specified series which are attributable to shareholders for whom the dealers are designated as the dealer of record. The Distributor makes such payments at the annual rate of 0.25% of the average net asset value, with "average net asset value" attributable to a shareholder account meaning the product of (i) the average daily share balance of the account multiplied by (ii) the series' average daily net asset value per share.

      For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Series' Plan described below and the terms of service agreements between dealers and the Distributor.

     The HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund are both currently operating with Distribution Plans (the "Plans"). Each Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the
Plans are to permit the Funds to compensate the Distributor for services provided and expenses incurred by it in promoting the sale of shares of the Series, reducing redemptions, or maintaining or improving services provided to shareholders by the Distributor or dealers. By promoting the sale of shares and/or reducing redemptions, the Plan should help provide a continuous cash flow, affording the Adviser the ability to purchase and redeem securities without forcing the Adviser to make unwanted redemptions of existing portfolio securities.

      The Plans provide for quarterly payments by each Fund to the Distributor at the annual rate of up to 0.35% of the Series' average net assets, subject to the authority of the Trust's Board of Trustees to reduce the amount of payments or to suspend the Plans for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Trustees. At present, the Trustees have approved payments under the Plans for the purpose of reimbursing the Distributor for payments made by it to dealers under the service agreements referred to above as well as for certain additional expenses related to shareholder services and the distribution of shares, subject to the maximum annual rate of 0.35% of each Fund's average net assets. Continuance of the Plans is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as "Disinterested Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plans must be likewise approved by separate votes of the Trustees and the Disinterested Trustees of the Trust. The Plans may not be amended in order to increase materially the costs which the Funds bear for distribution pursuant to the Plans without also being approved by a majority of the outstanding voting securities of a Fund. The Plans terminate automatically in the event of their assignment and may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Trustees.

       For the fiscal year ended June 30, 1997, the HomeState Pennsylvania Growth Fund incurred expenses totaling $249,651 pursuant to the Distribution Plan. The HomeState Select Opportunities Fund incurred expenses totaling $3,920.


              ADDITIONAL BROKERAGE ALLOCATION INFORMATION

      EAI places orders for the purchase or sale of portfolio securities of the Funds. In choosing a particular broker to execute a given transaction, EAI uses the following criteria: (1) the past capabilities of that broker in executing such types of trades; (2) the quality and speed of executing trades; (3) competitive commission rates; and (4) all other factors being equal, useful research services provided by the brokerage firm. The research services provided to EAI are used to advise all of its clients, including the Funds, but not all such services furnished are used to advise the Funds. Research services can include written reports and interviews by analysts on a particular industry or company or on economic factors, and other such services which can enhance EAI's ability to gauge the potential investment worthiness of companies and/or industries, such as evaluation of investments, recommendations as to the purchase or sale of investments, newspapers, magazines, quotation services and news services. If these services are not used exclusively by EAI for Funds' research purposes, then EAI, based upon allocations of expected use, bears that portion of the service's cost that directly relates to non-Funds research use. The management fee paid by the Funds to EAI is not reduced because EAI receives these services even though EAI might otherwise be required to purchase some of these services for cash. EAI does not pay excess commissions to any broker for research services provided or for any other reason. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking the most favorable price and execution available and such other policies as the Board of Trustees may determine, EAI may consider sales of shares of front-end load series of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      For the fiscal years ended June 30, 1997, 1996 and 1995, The HomeState Pennsylvania Growth Fund incurred brokerage commissions aggregating $187,194, $127,600 and $91,506, respectively. During the fiscal year ended June 30, 1997, transactions of the Fund aggregating $46,908,216 were allocated to brokers providing research, statistical and other related services and $208,752 in brokerage commissions were paid on these transactions. For the period ended June 30, 1997, The HomeState Select Opportunities Fund incurred brokerage commissions aggregating $21,558.


     PORTFOLIO TURNOVER RATE.   The  portfolio  turnover   rate   is
calculated by dividing the lesser of each Fund's annual purchases and sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by each Fund during the year. All securities, including options, whose maturity or expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and the denominator. The portfolio turnover rate of The HomeState Pennsylvania Growth Fund for the fiscal years ended June 30, 1997 and 1996 was 50% and 66%, respectively. The portfolio turnover rate for The HomeState Select Opportunities Fund for the period ended June 30, 1997 was 59%.


                         MEASURING PERFORMANCE

      Average annual total return data ("Standardized Return") for the Funds may from time to time be presented in the Prospectus, this Statement and in advertisements. Each Fund's "average annual total return" is an average annual compounded rate of return. It is the rate of return based on factors that include a hypothetical investment of $1,000 held for a number of years with an Ending Redeemable Value of that investment, according to the following formula:

          (ERV/P)1/n - 1 = T

           where:   P    =    hypothetical initial payment  of $1,000
                    T    =    average annual total return
                    n    =    number of years
                    ERV  =    ending redeemable value at end of the
                              period of a hypothetical $1,000 payment
                              made at the beginning of that period.


                  HomeState Pennsylvania Growth Fund

                                          AVERAGE ANNUAL TOTAL RETURN
                                               SINCE INCEPTION
                                 1 YEAR        OCTOBER 1, 1992
                                 ENDED             THROUGH
               SALES LOAD    JUNE 30, 1997      JUNE 30, 1997
			   -----------   -------------     ----------------
                 4.75%           4.36%              19.73%

                  NONE           9.56%              20.96%

                  HomeState Select Opportunities Fund

                                               SINCE INCEPTION
                                              February 18, 1997
                                                   THROUGH
               SALES LOAD                       JUNE 30, 1997
			   -----------                     ----------------
                 4.75%                              11.44%

                  NONE                              17.00%

      Total return data ("Non-Standardized Return") may also be presented from time to time. The calculation of each Fund's "total return" uses some of the same factors as the calculation of the average annual total return, but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than average) change in value of a hypothetical investment in a Fund over a stated period. Total return is stated as follows:

               P(1 + T)(n)  = ERV

     Both methods of total return calculation assume: (i) deduction of the Fund's maximum sales charge, if applicable, and (ii) reinvestment of all Fund distributions at net asset value on the respective date. Average annual total return and total return calculation is a measurement of past performance, and is not indicative of future results. Share prices will fluctuate so that an investor's shares in the Fund may be worth more or less than their original purchase cost when redeemed.

      Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund ratings services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, of broad groups of comparable mutual funds or of unmanaged indices (such as the Standard & Poor's 500, Dow Jones Industrial Average, NASDAQ Composite, Wilshire 5000 or Wilshire 4500 indices), which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


                         FINANCIAL STATEMENTS

     The Schedule of Investments as of June 30, 1997; the Statement of Assets and Liabilities as of June 30, 1997; the Statement of Operations for the fiscal year ended June 30, 1997; the Statement of Changes in Net Assets for the fiscal years ended June 30, 1997 and June 30, 1996 for the Pennsylvania Growth Fund and for the fiscal year ended June 30, 1997 for the Select Opportunities Fund; the Financial Highlights for the fiscal years ended June 30, 1997, 1996, 1995, 1994, and for the period October 1, 1992 (commencement of operations) to June 30, 1993 for the Pennsylvania Growth fund and for the fiscal year ended June 30, 1997 for the Select Opportunities fund and the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended June 30, 1997, are attached hereto.

                    THE HOMESTATE GROUP

              WELCOME TO THE HOMESTATE MUTUAL FUNDS
			  -------------------------------------
HomeState currently offers two mutual funds: the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund. Both funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."


                   IN-DEPTH, ON SITE RESEARCH
				   --------------------------
HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.


                PROFESSIONAL PORTFOLIO MANAGEMENT
				---------------------------------
HomeState's chief investment officer is Kenneth G. Mertz II, CFA. Ken has over eighteen years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.


                 UNIQUE INVESTMENT OPPORTUNITIES
				 -------------------------------
HomeState's two mutual funds each focus on areas we feel are largely ignored by other institutional money managers:
     - companies based in our home state of Pennsylvania; and
     - smaller-sized companies, with special attention to technology companies.

[HOMESTATE      Invests a minimum 65% of its assets in companies
 PENNSYLVANIA   headquartered or with significant operations in
 GROWTH FUND    Pennsylvania.
 Logo]

[HOMESTATE      Invests in a portfolio of no more than 50 U.S.
 SELECT         companies, emphasizing those with a market
 OPPORTUNITIES  capitalization of less than $1 billion.
 FUND logo]

In-Depth, On-Site Research. Professional Portfolio Management.
Unique Investment Opportunities. That's THE HOMESTATE ADVANTAGE.


  Funds that invest in a particular state or region may involve a greater degree of risk than funds with a more geographically diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT
-------------------------------------------------------------------------------
                                                    July 15, 1997

Dear Shareholder:

Welcome to the fifth annual fiscal year-end report for the HomeState Pennsylvania Growth Fund, and the first shareholder report for the new HomeState Select Opportunities Fund. June 30th marked the end of a fiscal year filled with growth and challenge for the HomeState Funds. On the growth side of the ledger, assets in our flagship PA Growth Fund increased from $55.8 million on June 30, 1996 to over $89.5 million a year later. More than 5,900 shareholders now share in our quest to find long-term growth opportunities primarily through investments in local Pennsylvania-based companies. The 1997 fiscal year also gave birth to our second fund. The Select Opportunities Fund was launched on February 18th, sailing directly into the midst of one of the more choppy and turbulent equity markets of recent years. The unusual dominance of the large-cap investing style during the past several quarters has made for a challenging marketplace for small-cap investors like HomeState. As detailed on the following pages, however, portfolio manager Ken Mertz's skillful, experienced management style has thus far produced handsome short-term results for Select Fund shareholders and continued growth for PA Growth Fund owners.

Both HomeState Funds utilize the same building blocks for a successful fund: the efforts of our own research team and the careful guidance of Ken Mertz. The PA Growth Fund holds a diversified portfolio of 100 - 130 companies, most of which are based in Pennsylvania. The Select Fund is comprised of no more than 50 U.S. companies (with no specific focus on Pennsylvania companies) selected as having the greatest potential for superior long-term growth. The Select Fund can also employ hedging and shorting strategies, and investors can expect greater short-term volatility in this more aggressive fund.*

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT - (CONTINUED)
-------------------------------------------------------------------------------
While  the  ups  and  downs and contrasts  created  by  market cycles  seem  more pronounced as of late, we remain committed  to providing our shareholders with an investment philosophy of hands-
on  research  analysis  and experienced portfolio  management  of unique investment opportunities, primarily in the smaller company sector.  This  focus hasn't changed since HomeState's  inception.
Between  now  and  our December report, the PA Growth  Fund  will celebrate five full years of operation. We are proud of the long-
term  performance record the Fund has achieved, and look  forward to  providing  shareholders  in both funds  with  "The  HomeState
Advantage"  for  years to come. We thank you for your  continuing
support   and   always  welcome  your  comments,  questions   and
suggestions.

Sincerely,


/S/ Scott L. Rher
Scott L. Rehr
President

* If the Advisor anticipates that the price of a security will decline, the advisor may sell the security short and borrow the same security from a broker or the other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. Short-selling could result in higher operating costs for the Fund and have adverse tax effects for the investor.

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
THE FUND AT A GLANCE
-------------------------------------------------------------------------------


HOMESTATE PENNSYLVANIA GROWTH FUND PERFORMANCE COMPARISON VS. S&P 500*
              GROWTH OF HYPOTHETICAL $10,000 INVESTMENT



         HomeState Pennsylvania Growth Fund    S&P 500
		 ----------------------------------    -------
Sep-92            $9,496.68                 $10,000.00
Dec-92           $10,322.90                 $10,504.90
Mar-93           $10,446.40                 $10,965.90
Jun-93           $10,427.40                 $11,018.10
Sep-93           $11,743.20                 $11,302.20
Dec-93           $12,291.20                 $11,564.80
Mar-94           $12,051.50                 $11,127.90
Jun-94           $11,859.70                 $11,173.40
Sep-94           $12,671.50                 $11,718.80
Dec-94           $12,525.20                 $11,716.10
Mar-95           $13,110.50                 $12,855.40
Jun-95           $15,295.60                 $14,080.70
Sep-95           $17,148.00                 $15,198.50
Dec-95           $18,083.10                 $16,112.20
Mar-96           $18,948.50                 $16,976.30
Jun-96           $21,415.00                 $17,736.00
Sep-96           $21,282.10                 $18,279.00
Dec-96           $21,992.60                 $19,801.00
Mar-97           $20,631.30                 $20,333.00
Jun-97           $23,524.10                 $23,881.00

*The S&P 500 Index is an unmanaged index of 500 stocks weighted by market capitalization.

+ Past performance is not indicative of future performance.
The Fund's total returns since Inception (October 1, 1992) and for one year reflect the effect of the maximum sales load charge of 4.75%. Without the sales charge, the total returns would have been 9.56% and 20.96% respectively. The maximum sales load incurred changed from 5.00% to 4.75% on February 18, 1997.

AVG. ANNUAL RETURN+
            1 YEAR        INCEPTION
HOMESTPA     4.36%         19.73%
S&P 500      34.68%        20.11%

THE HOMESTATE PENNSYLVANIA GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1997

ISSUE                       % OF FUND   ISSUE                       % OF FUND
-----                       ---------   -----                       ---------
1. Technitrol, Inc.            2.82%    6. GenRad. Inc.                 1.81%
2. SI Handling Systems,Inc.    2.25%    7. Donegal Group, Inc.          1.77%
3. Penn Treaty American Corp   2.07%    8. Rite Aid Corp.               1.75%
4. Piercing Pagoda, Inc.       1.92%    9. Harsco Corp.                 1.75%
5. Safeguard Scientifics, Inc. 1.86%   10. Susquehanna Bancshares, Inc. 1.74%

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT - PENNSYLVANIA GROWTH FUND
-------------------------------------------------------------------------------
                                                    July 15, 1997

Dear Shareholder:

We are pleased to report the performance results for the HomeState Pennsylvania Growth Fund. The total return without adjustment for sales charges for the twelve month period ended June 30, 1997 was 9.56%. These results were achieved in a very difficult and volatile market, especially for the smaller companies in which the Fund specializes.


Performance since inception remains above comparable market benchmarks as well our market fund peer group.

Performance results for the Fund for periods ended June 30, 1997 are as follows:

                         AVERAGE ANNUALIZED RETURNS*
						 ---------------------------         CUMULATIVE
                                           SINCE INCEPTION  TOTAL RETURNS
FUND/INDEX             ONE YEAR THREE YEARS     10/1/92     SINCE 10/1/92
----------             -------- ----------- --------------  --------------
HomeState PA Growth
(at N.A.V.)              9.56%    25.51%        20.96%          146.97%
HomeState PA Growth
(at Maximum
Offering Price)          4.36%    23.49%        19.73%          135.24%
Standard & Poor's
500 Index               34.68%    28.83%        20.11%          138.81%
Russell 2000 Index      16.34%    20.07%        18.20%          121.30%
Wilshire 5000 Index     29.31%    26.73%        19.40%          132.11%
Morningstar Small
Company                 14.06%    22.96%        19.37%          131.91%
Funds Average

The S&P 500, Wilshire 5000 and Russell 2000 are unmanaged stock market indices without any associated expenses and their returns assume the reinvestment of all dividends. The Morningstar Small Company Funds average includes the total return (without effects of sales charges) for the one-year, three-year and HomeState Fund since inception periods ended June 30, 1997 for 431, 273 and 149 small company-oriented funds, respectively. Please remember that past performance is no guarantee of future results.


Your Fund received some national recognition in the February 28, 1997 edition of USA TODAY. In the article "Finding Returns by Investing Close to Home" the Fund was featured as a leading state and regional stock mutual fund for its three-year performance. Not only is this a testament to our skills in selecting growth opportunities but also a testament to the many fine Pennsylvania-based companies that we have in the portfolio.

The  past  six  months since our last report were particularly difficult for small company growth portfolios like the Fund. While the financial press focused on new highs for the Dow Jones Industrials, smaller companies were in a "stealth" bear market. At one point (the end of April) the performance gap between the Russell 2000 Index (a small company index) and the Standard and Poor's 500 (the proxy for large companies) exceeded 25%. The Russell 2000 has been in existence since 1979 and this marks the first occasion this performance gap ever exceeded 25%.

*  Past performance is no guaratnee of future results.
The value and performance return of an investment in the Fund will flucltuate with market conditions, so that, shares when redeemed, may be worth more or less than their original purchase price.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT - PENNSYLVANIA GROWTH FUND (CONTINUED)
-------------------------------------------------------------------------------

The lagging performance of small companies in general was a result of Federal Reserve Chairman Alan Greenspan's, citing the market's "irrational exuberance," and the Fed Board eventually raising interest rates. We currently believe the economy is slowing on its own, that the Federal Reserve was afraid of its own shadow, and that inflation is not a problem in the foreseeable future. The recent picture of inventory growth, a slowing in retail sales, a rise in unemployment claims and a decrease in factory orders provides a picture of adequate economic growth, low inflation, and relatively low interest rates. This scenario is a very attractive one for equity investors.


We believe the factors that led to outperformance by large companies, such as financial reengineering, strong export growth, and greater safety, have been played out and factored into current prices. Today the value and growth prospects reside in the small company marketplace where the expertise of the HomeState Funds exists. For example, the Micro-Cap Research Group of Natwest Securities presents the following relationship for the Russell 2000 Index: Current fiscal-year growth of 25.3% and a Price Earnings ratio of just 20 times. For the S&P 500 the growth rate is 10.1% and the Price Earnings ratio is 18.7 times. This comparison indicates that greater growth and better valuation exists in smaller companies.

Given the Federal Reserve's intention to limit the U.S. economy's growth rate as a method to control inflation, we continue to emphasize investments in companies that rank #1 or #2 in their market niches. Our list of holdings reflects our commitment to find growth companies that are market leaders, but are selling at attractive valuation levels.


The current lack of pricing power in most industries focuses our attention on revenue or top-line growth. For without adequate top-line growth, most companies will not be able to grow their bottom-line earnings at a rate sufficient for inclusion in the Fund. We also continue to focus on our "Keys of Investing":
1. LEADERSHIP. Leadership is of utmost importance in selecting companies for investment; leadership in management, market share, and earnings growth. 2. RESEARCH. We utilize our own team of research analysts to find this leadership. 3. INDEPENDENT THOUGHT. We do not use "group think" or "fad" investing. We create a portfolio that often bears little resemblance to others or to the market at-large. 4. RISK AVERSE. We seek to understand the risks embedded in each equity by diversifying the portfolio. 5. ATTENTION TO VALUATION. We invest in growth companies which are not fully appreciated by the market.

In summary, we believe our process of hands-on fundamental research, combined with professional portfolio management, will continue to enable us to uncover and manage quality growth opportunities in the market.

Sincerely,



/S/ Kenneth G. Mertz II, CFA
Kenneth G. Mertz II, CFA
Chief Investment Officer

-------------------------------------------------------------------------------
THE HOMESTATE SELECT OPPORTUNITIES FUND
THE FUND AT A GLANCE
-------------------------------------------------------------------------------



HOMESTATE SELECT OPPORTUNITIES FUND PERFORMANCE COMPARISON VS. RUSSELL 2000*
                GROWTH OF HYPOTHETICAL $10,000 INVESTMENT

Index       HomeState Select Opportunities Fund            Russel 2000
-----       -----------------------------------            -----------
Feb-97                               $9,525.00              $10,000.00
Jun-97                              $11,144.30              $10,778.00

*The Russell 2000 Index is an unmanaged index of 2000 socks weighted by market capitalization.

+ Past performance is not indicative of future performance.
The Fund's total returns from Inception (February 18, 1997) through June 30, 1997 reflect the effect of the maximum sales load charge of 4.75%. Without the sales charge, the total return would have been 17.00%.

AGGREGATE TOTAL  RETURNs+
             SINCE INCEPTION
HomeStSel        11.44%
Russell 2000      7.78%

THE HOMESTATE SELECT OPPORTUNITIES FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1997

ISSUE                     % OF FUND  ISSUE                           % OF FUND
-----                     ---------  -----                           ---------
1. Technitrol, Inc.           3.40%   6. Systems & Computer
2. Penn Treaty American Corp. 3.27%      Technology Corp.                2.95%
3. UTI Energy Corp.           3.24%   7. Safeguard Scientifics           1.75%
4. GenRad,Inc.                3.22%   8. Keane, Inc.                     2.77%
5. SI Handling Systems Inc.   3.16%   9. Piercing Pagoda, Inc.           2.68%
                                     10. Cable Design Technologies       2.62%

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT -  SELECT OPPORTUNITIES FUND
-------------------------------------------------------------------------------


                                                    July 15, 1997

Dear Shareholder:

We are pleased to report the Select Opportunities Fund had an auspicious start. Since the inception of this fund on February 18, 1997, the total return without adjustments for sales charges through June 30, 1997 was 17.00%. This was substantially better than the Russell 2000 Index (a small company index) which was up 7.78% including reinvested dividends.

Performance  results for the Fund for the  period  ended  June
30, 1997 are as follows:

                           AGGREGATE RETURNS
                           -----------------
                            SINCE INCEPTION
                                2/18/97
                            ---------------
HomeState Select Opportunities
 (at N.A.V.)                       17.00%
HomeState Select Opportunities
(at Maximum Offering Price)       11.44%
Russell 2000 Index                 7.78%
Wilshire 5000 Index                7.76%

The volatility in the market, especially for the smaller growth companies in which the Select Opportunities Fund invests caused a great deal of concern for many investors over the past few months. The unique characteristics of the Fund has enabled it to benefit from this volatility. The Fund may sell "short" or buy put options on securities which it believes are overvalued based on its fundamentals.* This allows the Select Opportunities Fund an opportunity to perform in poor markets, as well as good markets.


*Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will flucuate with market conditions, so that, shares when redeemed, may be worth more or less than their original purchase price. If the advisor anticipates that the price of a security will decline, the advisor may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. Short-selling could result in higher operating costs for the Fund and have adverse tax effects for the investor. If the Fund is unable to effect a closing transaction, which essentially permits the Fund to realize a profit or limit losses, with respect options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT FROM MANAGEMENT - SELECT OPPORTUNITIES FUND (CONTINUED)
-------------------------------------------------------------------------------

This portfolio at the end of the fiscal year was more concentrated than the Pennsylvania Growth portfolio but was still well-diversified. Our heaviest concentration was in the Technology sector, especially information technology and Year 2000 consultants and solution providers. Technology stocks, especially small niche companies, provide many investment opportunities in the future as providers of new solutions and productivity enhancers for business as well as consumers. It is in this area that our in-house research team has devoted countless hours, days, and also nights to finding superior growth companies with `real' solutions for tomorrow's world.

Our research approach with the Fund's companies is to find growth opportunities in companies which have little research coverage by Wall Street type firms. This lack of research coverage we believe creates investment opportunities. Our ability to spot new industries, market leaders, new solution providers, and undervalued growth leaders has enabled us to pick these "select opportunities" and hopefully reward our investors with above market rates of returns.

In summary, our dedication to the under-researched small and micro company universe enables us to provide you with our "Select" list of companies as one of your portfolio choices.

Sincerely,





/S/ Kenneth G Mertz, II, CFA
Kenneth G. Mertz II, CFA
Chief Investment Officer

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS                                           JUNE 30, 1997
-------------------------------------------------------------------------------
                                                                 MARKET
	                                              SHARES         VALUE+
												  ------         ------
COMMON STOCK - 99.1%
COMMUNICATIONS & BROADCASTING - 1.6%
     Comcast Corp. (A Shares)*...............     65,150    $   1,392,581
                                                              -----------

FINANCE & INSURANCE - 22.9%
     INSURANCE CARRIERS - 6.6%
     Conseco, Inc.++..........................     27,300       1,010,100
     Donegal Group, Inc......................     64,900        1,581,937
     Penn Treaty American Corp.*.............     60,750        1,860,469
     Penn-America Group, Inc.................     98,250        1,479,891
                                                              -----------
                                                                5,932,397
                                                              -----------
     NATIONAL COMMERCIAL BANKS - 1.7%
     First Capitol Bank/York, PA.............      4,800          160,200
     Mellon Bank Corp........................     29,900        1,349,238
                                                              -----------
                                                                1,509,438
                                                              -----------
     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS - 4.2%
     Parkvale Financial Corp.................     35,547          981,986
     Patriot Bank Corp.......................     40,800          708,900
     Prime Bancorp, Inc......................     27,155          685,664
     Sovereign Bancorp, Inc..................     49,844          760,121
     York Financial Corp.....................     31,615          628,348
                                                              -----------
                                                                3,765,019
                                                              -----------
     STATE & NATIONAL BANKS - 10.4%
     1st United Bancorp++....................     10,000          175,000
     BT Financial Corp.......................     33,641        1,471,794
     Commerce Bancorp, Inc.++................     37,091        1,437,276
     First Colonial Group, Inc...............     27,805          670,796
     Keystone Financial, Inc.................     17,900          559,375
     Kish Bancorp............................        600           43,800
     Omega Financial Corp....................     36,680        1,274,630
     Onbancorp, Inc..........................      7,500          382,500
     PNC Bank Corp...........................     10,000          416,250
     Signet Banking Corp.++..................     23,500          846,000
     Sun Bancorp, Inc........................     12,695          453,828
     Susquehanna Bancshares, Inc.............     39,600        1,554,300
                                                              -----------
                                                                9,285,549
                                                              -----------

     TOTAL FINANCE & INSURANCE.........................        20,492,403
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED                               JUNE 30, 1997
-------------------------------------------------------------------------------
                                                                MARKET
	                                              SHARES        VALUE+
												  ------        ------
MANUFACTURING - 42.3%
     CHEMICALS & ALLIED PRODUCTS - 3.2%
     Macdermid, Inc.++........................     32,500   $   1,490,937
     OM Group, Inc.++.........................     41,500       1,374,687
                                                              -----------
                                                                2,865,624
                                                              -----------
     COMPUTER & OFFICE EQUIPMENT - 4.8%
     Iomega Corp.++*.........................     31,000          616,125
     Safeguard Scientifics, Inc.*............     52,300        1,663,794
     SI Handling Systems, Inc................    108,950        2,015,575
                                                              -----------
                                                                4,295,494
                                                              -----------
     ELECTRICAL MEASUREMENT & TEST INSTRUMENTS - 2.2%
     Cohu, Inc.++*...........................     11,500          359,375
     GenRad, Inc.++*.........................     71,500        1,617,687
                                                              -----------
                                                                1,977,062
                                                              -----------
     ELECTRONIC TECHNOLOGY - 0.9%
     Integrated Circuit Systems, Inc.*.......     35,900          814,480
                                                              -----------

     FOOD & BEVERAGE - 1.7%
     Hershey Foods Corp......................     25,000        1,382,813
     Puro Water Group, Inc.++*................    10,000           58,437
     Quigley Corp.*..........................      7,000           60,813
                                                              -----------
                                                                1,502,063
                                                              -----------
     IRON & STEEL - 0.8%
     Carpenter Technology Corp...............     15,600          713,700
                                                             -----------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES - 13.5%
     Allen Organ Co. (B Shares)..............      9,300          370,838
     C & D Technology, Inc...................     35,500        1,331,250
     Cable Design Technologies*..............     52,500        1,545,469
     Checkpoint Systems, Inc.++*.............     30,000          481,875
     Emcee Broadcast Products, Inc.*.........     96,900          199,856
     Harsco Corp.............................     38,600        1,563,300
     JPM Co.*................................     26,600          947,625
     Park Electrochemical Corp.++............     12,000          315,750
     Technitrol, Inc.........................     92,400        2,529,450
     Teleflex, Inc...........................     37,400        1,168,750
     Vishay Intertechnology, Inc.*...........     49,350        1,428,066
     Zitel Corp.++*..........................     10,000          196,250
                                                              -----------
                                                               12,078,479
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED                               JUNE 30, 1997
-------------------------------------------------------------------------------
                                                                 MARKET
	                                              SHARES         VALUE+
												  ------         ------


	 MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
     CFM Technologies, Inc.*.................     10,000    $     327,500
     JLG Industries, Inc.....................     27,000          367,875
     Met-Pro Corp............................    102,150        1,545,019
     Thermo Electron Corp.++*.................     7,000          240,625
                                                              -----------
                                                                2,481,019
                                                              -----------
     MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.6%
     American United Global, Inc.++*..........    33,000          189,750
     Penn Engineering & Manufacturing Corp.*.     19,600          384,650
                                                              -----------
                                                                  574,400
                                                              -----------

	 OPTICAL & OPHTHALMIC GOODS, PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.0%
     II-VI, Inc.*............................     42,000          882,000
                                                              -----------

     PETROLEUM REFINING - 3.8%
     Buckeye Partners, L.P...................     12,000          542,250
     Coastal Corp.++.........................     15,700          835,044
     Mapco, Inc.++...........................     12,500          393,750
     Tesoro Petroleum Corp.++*...............     55,500          822,094
     USX - Marathon Group....................     28,000          808,500
                                                              -----------
                                                                3,401,638
                                                              -----------
     PHARMACEUTICAL PREPARATIONS - 2.5%
     IBAH, Inc.*.............................     82,000          292,125
     Ligand Pharmaceuticals (B Shares)++*.....    23,000          296,125
     Magainin Pharmaceuticals, Inc.*.........    100,000          725,000
     Nabi, Inc.++*...........................     33,500          221,938
     Neose Technologies, Inc.*...............     40,000          510,000
     Viropharma, Inc.*.......................     13,500          241,312
                                                              -----------
                                                                2,286,500
                                                              -----------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 2.0%
     Arrow International, Inc................     24,000          702,000
     Covalent Group, Inc.*...................     12,500           75,781
     Environmental Tectonics Corp.*..........     17,500          155,313
     Medical Technology & Innovations*.......    145,000           27,550
     Respironics, Inc.*......................     40,000          845,000
                                                              -----------
                                                                1,805,644
                                                              -----------
     TELECOMMUNICATIONS EQUIPMENT - 0.9%
     Associated Group, Inc. (A Shares)*......      5,800          232,000
     Tollgrade Communications, Inc.*.........     24,850          568,444
                                                              -----------
                                                                  800,444
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED                               JUNE 30, 1997
-------------------------------------------------------------------------------
                                                                  MARKET
	                                              SHARES          VALUE+
												  ------          ------

	 TEXTILES & APPAREL - 1.6%
     Jones Apparel Group, Inc.*..............     30,000    $   1,432,500
                                                              -----------

     TOTAL MANUFACTURING...............................        37,911,047
                                                              -----------

MINING - 0.0%
     Daleco Resources Corp. ++*...............     50,000          10,156
                                                              -----------

REAL ESTATE INVESTMENT TRUSTS - 4.8%
     Brandywine Realty Trust.................     53,000        1,073,250
     Crescent Real Estate Equities Co.
	 (When Issued)++.........................     17,500          555,625
     Crown American Realty Trust.............     46,200          427,350
     First Industrial Realty Trust, Inc.++...     32,000          936,000
     Liberty Property Trust..................     52,600        1,308,425
                                                              -----------
                                                                4,300,650
                                                              -----------
SERVICES - 16.1%
     BUSINESS SERVICES - 2.5%
     CRW Financial, Inc.*....................     50,475          239,756
     Diamond Technology Partners, Inc.++*....     25,130          260,724
     National Media Corp.*...................     17,000          110,500
     Physician Support Systems, Inc.*........     63,000          771,750
     SOS Staffing Services, Inc.++*..........     24,500          379,750
     UTI Energy Corp.*.......................     11,000          501,875
                                                              -----------
                                                                2,264,355
                                                              -----------
     COMPUTER SERVICES - 7.7%
     Ansoft Corp.*...........................     74,000          545,750
     Computer Associates International, Inc..     10,000          556,875
     Computer Horizons Corp. ++*.............     10,500          359,625
     Daou Systems, Inc.++*...................     12,200          195,200
     Keane, Inc.++ ..........................      9,500          494,000
     Mastech Corp.*..........................     67,000        1,348,375
     Metacreations Corp.++*..................     20,000          220,000
     Microleague Multimedia, Inc.*...........     25,000          120,312
     Prophet 21, Inc.*.......................      7,000           37,625
     Sanchez Computer Associates, Inc.*......     12,000          112,500
     Scan-Graphics, Inc.*....................     17,500           59,063
     Seec, Inc.*.............................     12,000          231,000
     SunGard Data Systems, Inc.* ............     31,200        1,450,800
     Systems & Computer Technology Corp.*....     44,000        1,177,000
                                                              -----------
                                                                6,908,125
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS  - CONTINUED                              JUNE 30, 1997
-------------------------------------------------------------------------------
                                                                  MARKET
	                                              SHARES          VALUE+
												  ------          ------
	ENGINEERING SERVICES - 0.6%
     Astrotech International Corp.*..........     78,766    $     502,133
                                                              -----------

     HOME HEALTHCARE SERVICES - 0.4%
     Home Health Corp.*......................     35,700          339,150
                                                              -----------

     MEDICAL & HEALTH SERVICES - 3.9%
     Corecare Systems, Inc.*.................     92,000           80,500
     Genesis Health Ventures, Inc.*..........     31,700        1,069,875
     Genome Therapeutics Corp.++*............     33,000          284,625
     Renal Treatment Centers, Inc.*..........     29,400          790,125
     SMT Health Services, Inc.*..............    109,851        1,270,152
                                                              -----------
                                                                3,495,277
                                                              -----------
     PERSONAL SERVICES - 1.0%
     Crescent Operating, Inc.++..............      1,750           21,000
     Reliance Group Holdings, Inc.++.........     30,000          356,250
     Sonus Pharmaceuticals, Inc.++*..........     20,000          562,500
                                                              -----------
                                                                  939,750
                                                              -----------

     TOTAL SERVICES....................................        14,448,790
                                                              -----------

UTILITIES - 1.9%
     Consolidated Natural Gas Co.............     17,000          914,813
     Philadelphia Suburban Corp..............     42,500          812,813
                                                              -----------
                                                               1,727,626
                                                              -----------
WHOLESALE & RETAIL TRADE - 9.5%
     MISCELLANEOUS RETAIL STORES - 3.4%
     Borders Group, Inc.++*..................     63,000        1,519,875
     Rite Aid Corp...........................     31,500        1,571,062
                                                              -----------
                                                                3,090,937
                                                              -----------
     RETAIL APPAREL & ACCESSORY STORES - 2.0%
     Bon-Ton Stores, Inc.*...................      8,000           64,000
     Piercing Pagoda, Inc.*..................     68,400        1,718,550
                                                              -----------
                                                                1,782,550
                                                              -----------
     RETAIL EATING & DRINKING PLACES - 0.6%
     Schlotzsky's, Inc.++*...................     38,500          529,375
                                                              -----------

     WHOLESALE - PETROLEUM & PRODUCTS - 0.2%
     Harken Energy Corp.*....................     30,000          210,000
                                                              -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS  - CONTINUED                              JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                MARKET
	                                              SHARES        VALUE+
												  ------        ------
     WHOLESALE CHEMICALS & DRUGS - 1.5%
     Amerisource Health Corp. (A Shares)*....     26,500    $   1,321,687
                                                             -----------

     WHOLESALE ELECTRONIC EQUIPMENT & COMPUTERS - 1.2%
     CHS Electronics, Inc.+..................     40,000        1,060,000
                                                              -----------

     WHOLESALE MISCELLANEOUS - 0.6%
     Ikon Office Solutions, Inc..............     21,300          531,169
                                                              -----------

     TOTAL WHOLESALE & RETAIL TRADE....................         8,525,718
                                                              -----------
     Total Common Stock (Cost $68,003,903).............        88,808,971
                                                              -----------

MONEY MARKET MUTUAL FUNDS - 1.2%
     CoreFund Elite Treasury Reserve Portfolio   100,000          100,000
     CoreFund Treasury Reserve Portfolio.....    930,872          930,872
                                                              -----------

     Total Money Market Mutual Funds (COST $1,030,872)..        1,030,872
                                                              -----------

TOTAL INVESTMENTS (COST $69,034,775) - 100.3%...........       89,839,843
                                                              -----------

OTHER ASSETS AND LIABILITIES, NET - (0.3)%..............         (262,870)
                                                              -----------

NET ASSETS - 100.0%.....................................     $ 89,576,973
                                                              ===========

+ See Note 2 to Financial Statements.
* Non-income producing security.
++Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregare value of such securities amounted to $20,723,530 as of June 30,
  1997)

-------------------------------------------------------------------------------
THE HOMESTATE SELECT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                 MARKET
												  SHARES		 VALUE+
												  ------         ------
COMMON STOCK - 92.0%
FINANCE & INSURANCE - 5.9%
     INSURANCE CARRIERS - 4.7%
     Penn Treaty American Corp.*.............      6,000      $   183,750
     Penn-America Group, Inc.................      5,250           79,078
                                                              -----------
                                                                 262,828
                                                              -----------
     STATE & NATIONAL BANKS - 1.2%
     Omega Financial Corp....................      2,048           71,168
                                                              -----------

     TOTAL FINANCE & INSURANCE.........................           333,996
                                                              -----------

MANUFACTURING - 48.2%
     COMPUTER & OFFICE EQUIPMENT - 10.0%
     Information Analysis, Inc.*.............      4,000          105,500
     Iomega Corp.*...........................      6,000          119,250
     Safeguard Scientifics, Inc.*............      5,000          159,062
     SI Handling Systems, Inc................      9,600          177,600
                                                              -----------
                                                                 561,412
                                                              -----------
     ELECTRICAL MEASUREMENT & TEST INSTRUMENTS - 4.9%
     Cohu, Inc...............................      3,000           93,750
     GenRad, Inc.*...........................      8,000          181,000
                                                              -----------
                                                                  274,750
                                                              -----------
     ELECTRONIC TECHNOLOGY - 0.9%
     Integrated Circuit Systems, Inc.*.......      2,200           49,912
                                                              -----------

     FOOD & BEVERAGE - 1.8%
     Quigley Corp.*..........................     12,000          104,250
                                                              -----------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES - 14.6%
     Cable Design Technologies*..............      5,000          147,187
     Checkpoint Systems, Inc.*...............      8,000          128,500
     ORBIT/FR, Inc.*.........................     10,000           97,500
     Park Electrochemical Corp. .............      4,500          118,406
     Technitrol, Inc.........................      7,000          191,625
     Vishay Intertechnology, Inc.*...........      4,725          136,730
                                                              -----------
                                                                  819,948
                                                              -----------
     MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT - 3.7%
     CFM Technologies, Inc.*.................      3,000           98,250
     Met-Pro Corp............................      7,300          110,413
                                                              -----------
                                                                  208,663
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE SELECT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS  - CONTINUED                              JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                 MARKET
												  SHARES		 VALUE+
												  ------         ------

     MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.0%
     American United Global, Inc.*...........     10,000      $    57,500
                                                              -----------

     OPTICAL & OPHTHALMIC GOODS, PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.8%
     II-VI, Inc.*............................      4,700           98,700
                                                              -----------

     PETROLEUM REFINING - 1.8%
     Tesoro Petroleum Corp.*.................      7,000          103,688
                                                              -----------

     PHARMACEUTICAL PREPARATIONS - 1.1%
     Halsey Drug Company, Inc.*..............     14,000           64,750
                                                              -----------

     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 4.9%
     Covalent Group, Inc.*...................      5,000           30,312
     Environmental Tectonics Corp.*..........     10,500           93,188
     Intest Corp.............................     10,000           90,000
     Osteotech, Inc.*........................      1,500           15,750
     Zonagen, Inc.*..........................      2,000           43,750
                                                              -----------
                                                                  273,000
                                                              -----------
     TELECOMMUNICATIONS EQUIPMENT - 0.9%
     Associated Group, Inc. (A Shares)*......      1,200           48,000
                                                              -----------

     TEXTILES & APPAREL - 0.8%
     Jones Apparel Group, Inc.*..............      1,000           47,750
                                                              -----------

     TOTAL MANUFACTURING...............................         2,712,323
                                                              -----------

REAL ESTATE INVESTMENT TRUSTS - 3.7%
     Crescent Real Estate Equities Co.
	 (When Issued)..........................       4,500          142,875
     Crown American Realty Trust.............      7,000           64,750
                                                              -----------

     TOTAL REAL ESTATE INVESTMENT TRUSTS...............           207,625
                                                              -----------

SERVICES - 22.7%
     BUSINESS SERVICES - 7.8%
     Diamond Technology Partners, Inc.*......      7,000           72,625
     Physician Support Systems, Inc.*........      5,000           61,250
     SOS Staffing Services, Inc.*............      8,000          124,000
     UTI Energy Corp.*.......................      4,000          182,500
                                                              -----------
                                                                  440,375
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE SELECT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS  - CONTINUED                              JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                 MARKET
												  SHARES		 VALUE+
												  ------         ------

     COMPUTER SERVICES - 12.3%
     Computer Horizons Corp.*................      2,250      $    77,063
     Daou Systems, Inc.*.....................      4,100           65,600
     Keane, Inc.* ...........................      3,000          156,000
     Mastech Corp.*..........................      6,750          135,844
     Sanchez Computer Associates, Inc.*......     10,200           95,624
     Systems & Computer Technology Corp.*....      6,200          165,850
                                                              -----------
                                                                  695,981
                                                              -----------
     MEDICAL & HEALTH SERVICES - 2.5%
     SMT Health Services, Inc.*..............     12,000          138,750
                                                              -----------

     PERSONAL SERVICES - 0.1%
     Crescent Operating, Inc.................        250            3,000
                                                              -----------

     TOTAL SERVICES....................................         1,278,106
                                                              -----------

WHOLESALE & RETAIL TRADE - 11.5%
     MISCELLANEOUS RETAIL STORES - 3.1%
     Borders Group, Inc.*....................      5,500          132,688
     Compucom Systems, Inc.*.................      6,000           42,750
                                                              -----------
                                                                  175,438
                                                              -----------
     RETAIL APPAREL & ACCESSORY STORES - 4.8%
     Bon-Ton Stores, Inc.*...................     15,000          120,000
     Piercing Pagoda, Inc.*..................      6,000          150,750
                                                              -----------
                                                                  270,750
                                                              -----------
     WHOLESALE - PETROLEUM & PRODUCTS - 2.2%
     Harken Energy Corp.*....................     17,500          122,500
                                                              -----------

     WHOLESALE ELECTRONIC EQUIPMENT & COMPUTERS - 1.4%
     CHS Electronics, Inc....................      3,000           79,500
                                                              -----------

     TOTAL WHOLESALE & RETAIL TRADE....................           648,188
                                                              -----------
     Total Common Stock (Cost $4,575,718)..............         5,180,238
                                                              -----------

                                                   PAR
                                                   ---
COMMERCIAL PAPER - 3.6%
     CoreStates, 4.25%, 07/01/97 - 07/07/97
	 (COST $200,000).....................      $200,000           200,000
                                                              -----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE SELECT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS  - CONTINUED                              JUNE 30, 1997
-------------------------------------------------------------------------------

                                                                 MARKET
												  SHARES		 VALUE+
												  ------         ------


MONEY MARKET MUTUAL FUNDS - 9.7%
     CoreFund Elite Treasury Reserve
	 Portfolio..............................     220,000      $   220,000
     SEI Daily Income Prime Obligations
	 Portfolio..............................     327,527          327,527
                                                              -----------

     Total Money Market Mutual Funds (Cost $547,527)....          547,527
                                                              -----------

TOTAL INVESTMENTS (COST $5,323,245) - 105.3%                    5,927,765
                                                              -----------

SECURITIES SOLD SHORT - (0.9)%
     Napro Biotherapeutics, Inc*.............      3,500         (25,375)
     US Bioscience, Inc.*....................      2,400         (23,100)
                                                             -----------
     Total Securities sold short (proceeds $50,596)....          (48,475)
                                                             -----------

RECEIVABLES FROM BROKERS FOR SECURITIES SOLD SHORT - 1.5%         84,157
                                                             -----------

OTHER ASSETS AND LIABILITIES, NET - (5.9)%............          (335,672)
                                                             -----------

NET ASSETS - 100.0%...................................       $  5,627,775
                                                             ============
+ See Note 2 to Financial Statements.
* Non-income producing security.
SEE ACCOMPANYINGNOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
THE HOMESTATE GROUP
STATEMENTS OF ASSETS AND LIABILITIES                            JUNE 30, 1997
-----------------------------------------------------------------------------
                                               PENNSYLVANIA         SELECT
											     GROWTH         OPPORTUNITIES
												  FUND               FUND
											   ------------    ---------------
ASSETS
Investments in securities at market value
(identified cost $69,034,775 and $5,323,245,
respectively) (Note2)...............          $   89,839,843     $  5,927,765
Cash.......................................           82,812                -
Deposits with brokers and custodian bank
for securities sold short..................                -          113,982
Receivables from brokers for securities
 sold short................................                -           84,157
Receivables for:
 Dividends and interest. ...................          83,746            2,050
 Investment securities sold................          518,515          181,812
 Capital shares sold.......................          100,681          107,522
 From Adviser..............................                -           14,837
Other assets..............................                 -            8,962
                                              ---------------   -------------
Total assets...........................           90,625,597       6,441,087
                                              ---------------   -------------


LIABILITIES
Securities sold short at market value
(proceeds $50,596) (Note 2)................                 -          48,475
Payables for:
 Investment securities purchased...........           775,969         622,381
 Capital shares repurchased................            64,516               -
Accrued expenses...........................           208,139          40,846
Other payables.............................                 -         101,610
                                              ---------------   -------------
  Total liabilities........................         1,048,624         813,312
                                              ---------------   -------------

NET ASSETS.................................    $   89,576,973   $   5,627,775
                                              ===============   =============
NET ASSETS CONSIST OF:
Shares of beneficial interest..............    $   70,217,613   $   4,972,912
Accumulated net realized gain (loss) on
 investments...............................        (1,445,708)         48,222
Net unrealized appreciation on investments
 (Note 4)..................................        20,805,068         604,520
Net unrealized appreciation on securities
 sold short................................                 -           2,121
                                              ---------------   -------------
   Net assets..............................     $  89,576,973   $   5,627,775
                                              ===============   =============

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE ($89,576,973/4,156,088 issued and
outstanding shares, no par value;and
$5,627,775/480,967 issued and outstanding
shares,no par value,respectively)..........            $21.55          $11.70
                                                       ======          ======

Maximum offering price per share
 (100/95.25 of $21.55 and 100/95.25 of
 $11.70, respectively).....................            $22.62          $12.28
                                                       ======          ======
SEE ACCOMPANYING  NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
THE HOMESTATE GROUP
STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED JUNE 30,1997
-----------------------------------------------------------------------------
                                                PENNSYLVANIA         SELECT
											      GROWTH         OPPORTUNITIES
												   FUND               FUND*
											   ------------    ---------------
INVESTMENT INCOME
 Dividends.................................    $      823,145   $       6,037
 Interest..................................           152,567           7,950
                                               --------------   -------------
    Total investment income................           975,712          13,987
                                               ==============   =============

EXPENSES
 Advisory fees.............................           528,528          11,200
 12b-1 fees................................           249,651           3,920
 Administration fees.......................            91,670           7,177
 Transfer agent fees.......................           129,108          10,621
 Custodial fees............................            41,759          10,000
 Accounting services fees..................            49,201          14,356
 Professional fees.........................            52,427          11,573
 Printing expenses.........................            46,327           8,124
 Registration fees.........................            32,786           9,271
 Trustees fees and expenses................            12,000           3,600
 Miscellaneous expenses....................            16,189             876
                                              ---------------   -------------
    Total expenses before fee waivers and
    reimbursements.........................         1,249,646          90,718
Advisory fee waived (Note 5)...............                 -         (11,200)
Other fees waived (Note 5).................                 -          (5,335)
Reimbursement from Adviser (Note 5)........                 -         (47,862)
                                              ---------------   -------------
 Total expenses,net........................         1,249,646          26,321
                                              ---------------   -------------

NET INVESTMENT LOSS........................          (273,934)        (12,334)
                                              ---------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investment
 transactions..............................        (1,094,445)         48,541
 Net realized gain on securities sold
 short......................................                -          12,015
 Change in net unrealized appreciation on
 investments................................        9,793,385         604,520
 Change in net unrealized appreciation on
 securities sold short......................                -           2,121
                                               --------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS.................................        8,698,940         667,197
                                               --------------   -------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..................   $    8,425,006      $  654,863
                                               ==============   =============

* For the period February 18, 1997 (commencement of operations) through June 30, 1997.
+    Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
THE HOMESTATE GROUP
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                               PENNSYLVANIA         SELECT
											      GROWTH         OPPORTUNITIES
												   FUND               FUND*
											   ------------    ---------------

FOR THE FISCAL YEAR ENDED JUNE 30, 1997
OPERATIONS
 Net investment loss........................   $    (273,934)    $   (12,334)
 Net realized gain (loss) on investment
 transactions...............................      (1,094,445)         48,541
 Net realized gain on securities sold
 short......................................               -          12,015
 Change in unrealized net appreciation on
 investments................................       9,793,385         604,520
 Change in unrealized net appreciation on
 securities sold short......................               -           2,121
                                                ------------     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.................................       8,425,006         654,863
                                                ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS+:
 Net realized gain from investment
 transactions...............................      (3,944,375)              -
                                                ------------     -----------
NET INCREASE FROM CAPITAL
 SHARE TRANSACTIONS - Note 3................      29,268,289       4,972,912
                                                ------------     -----------
TOTAL INCREASE IN NET ASSETS................      33,748,920       5,627,775

NET ASSETS:
 Beginning of period........................      55,828,053               -
                                                ------------     -----------
 End of period..............................   $  89,576,973     $ 5,627,775

FOR THE FISCAL YEAR ENDED JUNE 30, 1996

OPERATIONS
 Net investment loss........................   $    (189,331)
 Net realized gain on investment transactions      3,898,165
 Change in unrealized appreciation on
  investments...............................       7,151,550
                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................      10,860,384
                                               -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain from investment
 transactions...............................        (747,908)
                                               -------------
NET INCREASE FROM CAPITAL
 SHARE TRANSACTIONS - Note 3................      25,327,678
                                               -------------
TOTAL INCREASE IN NET ASSETS................      35,440,154
NET ASSETS:
 Beginning of year..........................      20,387,899
                                               -------------
 End of year................................   $  55,828,053
                                               =============

* For the period February 18, 1997(commencement of operations) through June 30, 1997.

+ Does not include $ 829,465 long-term capital gain ($0.20 per share) for the Pennsylvania Growth Fund and $55,890 short-term capital gain ($0.11 per share) for the Select Opportunities Fund distributed July 21, 1997
	 to shareholders of record as of July 15, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
THE HOMESTATE GROUP
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND
                                            PERIODS ENDED
                          ----------------------------------------------------
                          6/30/97    6/30/96    6/30/95    6/30/94    6/30/93+
                          -------    -------    -------    -------    --------
Net asset value at
beginning of period.....   $21.25    $15.68      $12.37     $10.98    $10.00
                           ------    ------      ------     ------    ------
Income from Investment
----------------------
Operations
----------
Net investment income
 (loss) .................   (0.07)    (0.07)      (0.01)     (0.03)    0.03
Net realized and
 unrealized gain on
 investments.............    1.78      6.17        3.54       1.53     0.95
                           ------    ------      ------     ------   ------
  Total from investment
   operations............    1.71      6.10        3.53       1.50     0.98
                           ------    ------      ------     ------   ------
Less Distributions
-------------------
Dividends from net
 investment income ......    0.00      0.00        0.00      (0.03)    0.00
Distributions from net
 realized gains .........   (1.41)    (0.53)      (0.22)     (0.08)    0.00
                           ------    ------      ------     ------   ------
  Total distributions....   (1.41)    (0.53)      (0.22)     (0.11)    0.00
                           ------    ------      ------     ------   ------
Net asset value at end
 of period ..............  $21.55    $21.25      $15.68     $12.37   $10.98
                           ======    ======      ======     ======   ======

Total return**...........   9.56%    39.94%      28.96%    13.75%    13.07%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted)...........$89,577   $55,828     $20,388    $9,892    $3,026
Ratio of expenses to
 average net assets
 before reimbursement
 by Adviser...............  1.77%     1.85%       2.00%     2.67%    7.85%*
Ratio of expenses to
 average net assets after
 reimbursement by Adviser.    na1       na1       1.91%     2.23%    1.87%*
Ratio of net investment
 loss to average net
 assets before
 reimbursement by Adviser.(0.39)%   (0.58)%     (0.20)%   (0.76)%  (5.24)%*
Ratio of net investment
 income (loss) to
 average net assets
 after reimbursement by
 Adviser..................    na1       na1     (0.10)%   (0.32)%    0.74%*
Average commission
rate paid.................$0.0941   $0.0961           -         -         -
Portfolio turnover rate...    50%       66%         51%       51%       63%

+    From commencement of operations: October 1, 1992.
*    Annualized.
**   Total return does not reflect 4.75% maximum sales charge.
1    Not applicable: no reimbursements were made by the Adviser.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
THE HOMESTATE GROUP
FINANCIAL HIGHLIGHTS - CONTINUED
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 1997:
SELECT OPPORTUNITIES FUND


Net asset value at
beginning of period........  		 $10.00
                                     ------
Income from Investment
----------------------
Operations
----------
Net investment loss.......            (0.03)
Net realized and
 unrealized gain on
 investments................           1.73
                                     ------
  Total from investment
   operations...............           1.70
                                     ------

Net asset value at end
 of period .................         $11.70
                                     ======

Total return**..............         17.00%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted).............         $5,628
Ratio of expenses to
 average net assets
 before reimbursement
 by Adviser and waivers.....         8.10%*
Ratio of expenses to
 average net assets after
 reimbursement by Adviser
 and waivers................         2.35%*
Ratio of net investment
 loss to average net
 assets before
 reimbursement by Adviser
 and waivers.................      (6.85)%*
Ratio of net investment
 loss to average net assets
 after reimbursement by
 Adviser and waivers.........      (1.10)%*
Average commission
 rate paid...................       $0.0983
Portfolio turnover rate......           59%

+    From commencement of operations: February 18, 1997.
*    Annualized.
**   Total return does not reflect 4.75% maximum sales charge.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS                                JUNE 30, 1997
-------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established two series: the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund (each a "Fund" and collectively, the "Funds"). The investment objective of each Fund is set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. Operations up to October 1, 1992 were limited to issuance of 10,000 shares at $10.00 per share to the Fund's investment adviser. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Opportunities Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of U.S. securities, without regard to any further issuer location limitations. The Fund will typically invest in the common stock of no more than fifty U.S. companies. It will usually emphasize companies having a market capitalization of less than $1 billion. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in  conformity  with generally accepted accounting  principles,
  which   were  consistently  followed  by  each  Fund   in   the
  preparation of their  financial statements.

  SECURITY VALUATION - Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED                   JUNE 30, 1997
-------------------------------------------------------------------------------

  INCOME  RECOGNITION - Interest income is accrued  as  earned.
  Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS - Security transactions are accounted
  for   on  the  date  the  securities  are  purchased  or  sold.
  Realized gains and losses on securities sold are determined using the identified cost method.

  DISTRIBUTIONS   TO   SHAREHOLDERS  -   Each   Fund   records
  distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. Accordingly, net investment loss for the HomeState Pennsylvania Growth Fund of $273,934 for the fiscal year ended June 30, 1997 has been charged to paid in-capital. In addition, net investment loss for the HomeState Select Opportunities Fund of $12,334 for the fiscal period ended June 30, 1997 has been reclassified to accumulated net realized gain on investments. These reclassifications have no effect on net asset values per share.

  FEDERAL INCOME TAXES - Each Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS - The HomeState Select Opportunities Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Fund writes a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED                    JUNE 30, 1997
-------------------------------------------------------------------------------

  The premium paid by the Fund for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Fund limits the aggregate value of puts and call options to 25% of the Fund's net assets. There were no open option contracts for the HomeState Select Opportunities Fund at June 30, 1997.

  SHORT SALES - The HomeState Select Opportunities Fund may sell securities short. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such  a  transaction,  the Fund must  borrow  the  security  to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At June 30, 1997, the HomeState Select Opportunities Fund had 0.9% of its net assets in short positions.


NOTE 3 - CAPITAL STOCK

At June 30, 1997, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

The following table summarizes the capital share transactions of each Fund:

THE HOMESTATE PENNSYLVANIA GROWTH FUND

                                     FOR THE YEAR ENDED          FOR THE YEAR
                                        JUNE 30, 1997         ENDED JUNE 30, 1996
                                     ------------------      --------------------
                                     SHARES       AMOUNT     SHARES        AMOUNT
                                     ------       ------     ------        ------

  Sales.....................      1,703,122  $33,155,509   1,551,022  $29,459,053
  Reinvested distributions..        205,183    3,636,915      41,712      681,175
  Redemptions...............       (379,387)  (7,524,135)   (265,566)  (4,812,550)
                                  ---------  -----------   ---------  -----------
  Net increase..............      1,528,918  $29,268,289   1,327,168  $25,327,678
                                  =========  ===========   =========  ===========

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED                     JUNE 30, 1997
-------------------------------------------------------------------------------

THE HOMESTATE SELECT OPPORTUNITIES FUND


                        FOR THE  PERIOD FEBRUARY 18, 1997
                          (COMMENCEMENT OF OPERATIONS)
                             THROUGH  JUNE 30, 1997
                        ----------------------------------
                               SHARES           AMOUNT
                               ------           ------
Sales...............          488,935         $5,056,927
Redemptions.........           (7,968)           (84,015)
                              -------         ----------
Net increase........          480,967         $4,972,912
                              =======         ==========

NOTE 4 - INVESTMENT TRANSACTIONS

During the periods ended June 30, 1997, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:


                      HOMESTATE PENNSYLVANIA            HOMESTATE SELECT
                          GROWTH FUND                  OPPORTUNITIES FUND
                      ----------------------           ------------------
  Purchases.........        $64,500,992                    $5,992,584
  Sales.............        $33,585,183                    $1,472,276



The following balances for the Funds are as of June 30, 1997:

                              COST FOR        NET TAX     TAX BASIS GROSS    TAX BASIS GROSS
                            FEDERAL INCOME   UNREALIZED       UNREALIZED         UNREALIZED
                             TAX PURPOSES   APPRECIATION     APPRECIATION       DEPRECIATION
                            -------------- --------------  ---------------  ------------------
Pennsylvania
  Growth Fund...............   $69,155,436    $20,684,407      $23,907,010        $3,222,603
Select Opportunities Fund...     5,326,183        601,582          661,836            60,254

  At June 30, 1997, The HomeState Select Opportunities Fund had 0.9% of its net assets in short positions. For the period ended June 30, 1997, the cost of investments purchased to cover short sales and the proceeds from those investments sold short were $169,794 and $181,809, respectively.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED                     JUNE 30, 1997
-------------------------------------------------------------------------------


NOTE 5 - EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

   Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Opportunities Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 1997, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the Homestate Select Opportunities Fund to the extent that the Fund's total operating expenses exceeds 2.35% of the average daily net assets of the Fund. At June 30, 1997, Emerald Advisers, Inc. owned 115 shares of The HomeState Pennsylvania Growth Fund and 100 shares of the HomeState Select Opportunities Fund.

  The following table summarizes the advisory fees and expense waivers/reimburesments for the period ended June 30, 1997:

                                  GROSS     ADVISORY FEE   REIMBURSEMENT
                                 ADVISORY      WAIVED      FROM ADVISER
                                ---------   ------------  --------------
Pennsylvania Growth Fund        $ 528,528     $     0          $     0
Select Opportunities Fund          11,200      11,200           47,862



  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of Wilmington Trust Company, is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse RSD for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of each Fund's average daily net assets. During the periods ending June 30, 1997, the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund incurred expenses of $249,651 and $3,920, respectively, pursuant to the Plan.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED                    JUNE 30, 1997
-------------------------------------------------------------------------------

  Pursuant to separate Administration, Accounting Services and Transfer Agency Agreements with each Fund, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company, serves as administrator, accounting and transfer agent. During the periods ended June 30, 1997, the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund incurred administration fees totaling $91,670 and $7,177, of which $0 and $1,192 were waived, respectively, accounting service fees totaling $49,201 and $14,356, of which $0 and $2,384 were waived, respectively, and transfer agent fees totaling $129,108 and $10,621, of which $0 and $1,759 were waived, respectively.

  The Funds' Declaration  of  Trust provides  that  each  Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from the income of each Fund, and expense reimbursements for each Trustees meeting attended. An unaffiliated Trustee's annual fee shall not exceed $1,000. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $34,927 and $4,573 were incurred by the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund, respectively, to Duane, Morris & Heckscher druing the periods ending June 30, 1997.

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
REPORT OF INDEPENDENT ACCOUNTANTS                                 JUNE 30, 1997
-------------------------------------------------------------------------------
August 1, 1997

To the Trustees and Shareholders of
The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund (constituting The HomeState Group, hereafter referred to as the "Fund") at June 30, 1997 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternataive auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

/S/ Price Waterhouse LLP

Philadelphia, PA

-------------------------------------------------------------------------------
THE HOMESTATE GROUP
TAX INFORMATION (UNAUDITED)                                       JUNE 30, 1997
-------------------------------------------------------------------------------
For Federal tax purposes, the HomeState Pennsylvania Growth Fund hereby designates $2,972,072 as long-term capital gain distributions paid during fiscal 1997.

-------------------------------------------------------------------------------

                   THE HOMESTATE PENNSYLVANIA GROWTH FUND
                    --------------------------------------

           INVESTMENT ADVISER                      BOARD OF TRUSTEES:
           ------------------                      ------------------
         EMERALD ADVISERS, INC.                      BRUCE E. BOWEN
             LANCASTER, PA                      KENNETH G. MERTZ II, CFA
                                                 SCOTT C. PENWELL, Esq.
              DISTRIBUTOR                            SCOTT L. REHR
              -----------                           H.J. ZOFFER, PHD
    RODNEY SQUARE DISTRIBUTORS, INC.
             WILMINGTON, DE                         FUND MANAGEMENT
                                                    ---------------
           ADMINISTRATOR AND                     EMERALD ADVISERS, INC.
             TRANSFER AGENT                      1857 WILLIAM PENN WAY
            ----------------                         P.O. BOX 10666
  RODNEY SQUARE MANAGEMENT CORPORATION            LANCASTER, PA 17605
             WILMINGTON, DE
                                                  SHAREHOLDER SERVICES
               CUSTODIAN                          --------------------
               ---------                  RODNEY SQUARE MANAGEMENT CORPORATION
       CORESTATES FINANCIAL CORP.                    P.O. BOX 8987
            PHILADELPHIA, PA                   WILMINGTON, DE 19899-9752

        INDEPENDENT ACCOUNTANTS                    TELEPHONE NUMBERS
        -----------------------                    -----------------
          PRICE WATERHOUSE LLP             THE FUND           (800) 232-0224
            PHILADELPHIA, PA               MARKETING / BROKER
                                           SERVICES           (800) 232-OK-PA
             LEGAL COUNSEL                 SHAREHOLDER
             -------------                   SERVICES         (800) 892-1351
       DUANE, MORRIS & HECKSCHER
             HARRISBURG, PA
                                                 24 HOUR PRICING INFORMATION
                                                 ---------------------------
                                                       1-800-232-0224


   THIS REPORT IS FOR THE GENERAL INFORMATION OF FUND SHAREHOLDERS. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE CONSULT A COPY OF THE FUND'S
    CURRENT PROSPECTUS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY A COPY OF
                            THE CURRENT PROSPECTUS.

-------------------------------------------------------------------------------






                              APPENDIX A:
                        DESCRIPTION OF RATINGS

Following are descriptions of investment securities ratings from Moody's Investor Services ("Moody's") and Standard & Poor's Corporation ("S & P"). See pages 4 and 5 of this Statement for how these ratings relate to investments in the Funds' portfolio.

I. COMMERCIAL PAPER RATINGS:

   A. Moody's: Issuers rated Prime-1 have a superior capacity, issuers rated Prime-2 have a strong capacity, and issuers rated Prime-3 have an acceptable capacity for the repayment of short-term promissory obligations.

  B. S & P: Issues rated A are the highest quality obligations. Issues in this category are regarded as having the greatest capacity for timely payment. For issues designated A-1 the degree of safety regarding timely payment is very strong. For issues designated A-2 the capacity for timely payment is also strong, but not as high as for A-1 issues. Issues designated A-3 have a satisfactory capacity for timely payment.

II. CORPORATE BOND RATINGS:

  A.      Moody's:
      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there maybe other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

These categories are considered to be of "Investment Grade" by Moody's. Moody's applies numerical modifiers "1," "2," and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  B. S & P:
     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal & interest.

       AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

S & P classifies corporate bonds of these ratings to be of "Investment Grade." Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. PREFERRED STOCK RATINGS:

      Both Moody's and S & P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality descriptions are comparable to those described above for corporate bonds.

Ratings by Moody's and S & P represent their respective opinions as to the investment quality of the rated obligations. These ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due, but rather serve as a general guide in comparing prospective investments.

                              APPENDIX B
     OPTIONS AND SHORT SELLING STRATEGIES FOR THE HOMESTATE SELECT
                          OPPORTUNITIES FUND


     REGULATION OF THE USE OF OPTIONS STRATEGIES. As discussed in the Prospectus, in managing the HomeState Select Opportunities Fund, the adviser may engage in certain options and short selling strategies to hedge various market risks or to enhance potential gain. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options and short selling is subject to applicable regulations of the SEC, the several options exchanges upon which these instruments may be traded, and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting those option trading regulations.

      COVER FOR OPTIONS STRATEGIES. The Fund will not use leverage in its options strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities or other options used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES.   The Fund may purchase  and  write  (sell)
options on securities and securities indices that are traded on U.S. exchanges and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction. Accordingly, before the Fund purchases or sells an OTC option, the adviser assesses the creditworthiness of each counterparty and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

      The Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

      The Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

     The Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value.

     Securities used to cover OTC call options written by the Fund are considered illiquid and therefore subject to the Fund's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Fund could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

      The Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      The Fund may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Fund invests. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of indexes on which options are purchased or written.

      The  Fund may purchase and write covered straddles on securities
or  indexes.   A long straddle is a combination of a call  and  a  put
purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option
pricing.   In  such case, the Fund will set aside cash and/or  liquid, high-grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Fund holds a put warrant and the value of the underlying index falls, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Fund does not exercise an index warrant prior to its expiration, then the Fund loses the amount of the purchase price that it paid for the warrant.

      The Fund will normally use index warrants as it may use index options. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at any time or in any quantity.

      OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:
           (1) the Fund will write only covered options, and each such option will remain covered so long as the Fund is obligated under the option; and

           (2) the Fund will not write put or call options having aggregate exercise prices greater than 25% of its net assets.

      These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

           (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

           (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

           (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

           Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

           (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Fund holds an index option and exercises it before the closing index value for that day is available, the Fund runs the risk that the level of the underlying index may subsequently change.

          (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

SHORT-SELLING

      If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may purchase options to buy securities sold short by the Fund.

Such options would lock in a future purchase
price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

Whenever the Fund effects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other liquid assets equal to the difference between (i) the market value of the securities sold short; and (ii) any cash or U.S. Government Securities required to be deposited with the broker in connection with the short sale (but not including the proceeds of the short sale.) Until the Fund replaces the security it borrowed to make the short sale it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of the Fund's total net assets will be, when added together, (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) allocated to segregated accounts in connection with short sales. The Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of the Fund's gross income in any year may be the result of gains from the sale of property held for the less than three months.

                              APPENDIX C
                    PENNSYLVANIA-BASED CORPORATIONS

In   order   to  present  a  prospective  investor  in  The  HomeState
Pennsylvania Growth Fund with a general idea of the size and composition of the universe of Pennsylvania-based publicly-traded companies, this Appendix provides a listing of such companies identified by the Adviser as: 1. Being available for purchase by the general public, either as listed on major exchanges (New York Stock Exchange, American Stock Exchange, or NASDAQ Stock Market), or available over the counter; 2. Having their principal headquarters located in Pennsylvania. This listing does not purport to be complete and is based on information derived from publicly available documents.

The listing is a general guide of Pennsylvania-based companies and is not meant to serve as a listing of companies whose stocks are currently held or may be held in the future by The HomeState Pennsylvania Growth Fund. See "Investment Objectives and Policies" in the Prospectus and "Additional Information Concerning Investment Objectives and Policies" in this Statement for an explanation how portfolio investments are chosen, and certain limitations on what investments this Fund can purchase.

Appendix C information is presented as follows:

     COMPANY NAME                                      SYMBOL
     -------------                                    -------
 1.  202 Data Systems...............................  TOOT
 2.  Acap Corp......................................  ACAP
 3.  ACNB Corp......................................  ACNB
 4.  Acrodyne.......................................  ACRO
 5.  Action Industries..............................  ACX
 6.  ADAGE..........................................  ADGE
 7.  Adelphia Communication.........................  ADLA.C
 8.  Adience........................................  NONE
 9.  Advanta........................................  ADVN.A
 10  AEL Industries.................................  AELN.A
 11  Aero Services International....................  AERO
 12  Air Products...................................  APD
 13  Airgas.........................................  ARG
 14  Alco Standard..................................  ASN
 15  Alcoa..........................................  AA
 16  Allegheny Ludlum...............................  ALS
 17  Allegheny Valley Bancorp.......................  NONE
 18  Allen Organ....................................  AORG.B
 19  Aloette Cosmetics..............................  ALET
 20  AM Communications..............................  AMCI
 21  Amalgamated Automotive.........................  AAI
 22  Ambassador Bank of the Commonwealth............  NONE
 23  American Eagle Outfitters......................  AEOS
 24  American Travellers............................  ATVC
 25  AmeriSource....................................  ASHC

 26  Ametek.........................................  AME
 27  AMP Incorporated...............................  AMP
 28  Ampco-Pittsburgh...............................  AP
 29  Amsco International............................  ASZ
 30  Apogee Inc.....................................  APGG
 31  Apollo Bancorp, Inc............................  NONE
 32  Arco Chemical..................................  RCM
 33  Armco..........................................  AS
 34  Armstrong County Trust Company.................  NONE
 35  Armstrong World................................  ACK
 36  Arnold Industries..............................  AIND
 37  Arrow International............................  ARRO
 38  Associated Communication.......................  ACCM.A
 39  Astea International, Inc.......................  ATEA
 40  Astrotech International .......................  AIX
 41  Atlantic Central Bankers Bank..................  NONE
 42  Autoclave Engineers............................  ACLV
 43  Aydin Corp.....................................  AYD
 44  Baker, Michael Corp............................  BKR
 45  Bank of Landisburg ............................  NONE
 46  Bankers'' Financial Services Corporation.......  BKSV*
 47  Bankvest Inc...................................  NONE
 48  BCB Financial Services Corp....................  NONE
 49  Bell Atlantic..................................  BEL
 50  Berger Holdings Ltd............................  BGRH
 51  Bethlehem Corp.................................  BET
 52  Bethlehem Steel................................  BS
 53  Betz Labs......................................  BTL
 54  BHC Financial..................................  BHCF
 55  Biocontrol Tech................................  BICO
 56  Black Box Corp.................................  BBOX
 57  Blair..........................................  BL
 58  Blue Ridge Real Estate Co......................  BLRGZ
 59  Bon Ton........................................  BONT
 60  Bowline Corp...................................  BOLN*
 61  Brandywine Realty Trust........................  BDN
 62  Bridgeville Savings............................  BRFC
 63  Bryn Mawr Bank Corp............................  BMTC
 64  BT Financial...................................  BTFC
 65  Buck Hill Falls Co.............................  NONE
 66  Buckeye Partners, L.P..........................  BPL
 67  Buffalo Valley Telephone.......................  BUFF*
 68  Burnham........................................  BURCA*
 69  C Cor Electronics..............................  CCBL
 70  C-Tec..........................................  CTEX
 71  Cable Design Technologies......................  CDTC
 72  Cabot Medical..................................  CBOT
 73  Calgon Carbon..................................  CCC

 74  Canondale Corp.................................  BIKE
 75  Carbide/Graphite Group.........................  CGGI
 76  Cardinal Bancorp Inc. PA.......................  NONE
 77  Carpenter Technology...........................  CRS
 78  Castle Energy Corp.............................  CECX
 79  CCFNB Bancorp Inc..............................  NONE
 80  CDI Corp.......................................  CDI
 81  Ceco Filters Inc...............................  CEC
 82  Cedar Group Inc................................  CGMV
 83  Centercore.....................................  CCOR
 84  Centocor.......................................  CNTO
 85  Central Sprinkler..............................  CNSP
 86  Century Financial Corp.........................  CYFN*
 87  Cephalon.......................................  CEPH
 88  CGS Scientific Corp............................  CGSC
 89  Chambers Development...........................  CDV/A
 90  Charming Shoppes...............................  CHRS
 91  Charter Power System 1.........................  CHP
 92  Chemcial Leaman................................  CLEA
 93  Chester Valley Bancorp.........................  CVAL
 94  Cigna..........................................  CI
 95  Citizen and Northern Corp......................  CZNC
 96  Citizens Bankcorp..............................  NONE
 97  Citizens Bank and Trust Company................  CZNP*
 98  Citizens Financial Services Inc................  NONE
 99  Citizens, Inc..................................  NONE
 100 Citizens National Bank of Ashland..............  CIZP*
 101 Citizens National Bank of Meyersdale...........  CZNS*
 102 Clearfield Bank & Trust Company................  CLFD*
 103 CMAC Investment Corp...........................  CMT
 104 CNB Financial Corp.............................  CNBB
 105 Codorus Valley Bancorp Inc.....................  CVLY*
 106 Columbia Financial Corporation.................  CLBF*
 107 Comcast........................................  CMCSK
 108 Comm Bancorp...................................  NONE
 109 Commerce Bank/Harrisburg.......................  COBH
 110 Commercial National Financial Corp.............  CNAF*
 111 Commonwealth Federal Savings Bank..............  CMSB
 112 Communciations Group...........................  CMGI
 113 Community Bankers Corp.........................  NONE
 114 Community Banks................................  CBKI
 115 Community Bank, National Association...........  CMYN*
 116 Community Independent Bank.....................  CMYI*
 117 Community Ntl. Bank of Northwestern PA.........  NONE
 118 Computer Research Inc..........................  CORE
 119 Concord Health.................................  CHGR
 120 Conestoga Enterprises Inc......................  NONE
 121 Conrail........................................  CRR

 122 Consolidated Natural Gas.......................  CNG
 123 Constitution Bancorp, Inc......................  NONE
 124 Consumers Financial Corp.......................  CFIN
 125 CoreStates.....................................  CFL
 126 Craftmatic Contour Industries Inc..............  CRCC
 127 Crown American Realty Trust....................  CWN
 128 Crown Cork & Seal..............................  CCK
 129 CSS Industries.................................  CSS
 130 Dauphin Deposit................................  DAPN
 131 Deb Shops......................................  DEBS
 132 Dentsply.......................................  XRAY
 133 Derma Sciences.................................  DSCI
 134 Digimetrics Inc................................  DIGMC
 135 Digital Descriptor Systems.....................  DDSI
 136 DiMark.........................................  DMK
 137 Dimeco.........................................  NONE
 138 DNB Financial Corp.............................  NONE
 139 Donegal Group..................................  DGIC
 140 DQE............................................  DQE
 141 Dravo..........................................  DRV
 142 Drovers Bancshares Corp........................  DROV*
 143 Eagle National Bank............................  NONE
 144 East Penn Bank.................................  NONE
 145 East Prospect State Bank.......................  NONE
 146 Eastern Environmental..........................  EESI
 147 ECC International..............................  ECC
 148 Ecogen.........................................  EECN
 149 Elderton State Bank............................  NONE
 150 Electro Kinetic Systems........................  EKSIA
 151 Emcee Broadcast Products.......................  ECIN
 152 Elverson National Bank.........................  ELVN*
 153 Emclaire Financial Corp........................  NONE
 154 Emons Transportation Group.....................  EMHO
 155 Environmental Tectonics........................  ETC
 156 Ephrata National Bank..........................  EPNB*
 157 Equitable Resources............................  EQT
 158 Erie Family Life Insurance.....................  ERIF*
 159 ExecuFirst.....................................  FXBC
 160 Exide..........................................  EX
 161 Extended Product Life..........................  EXED
 162 Farmers National Bank of Kittanning............  NONE
 163 Farmers National Bank of Newville..............  NONE
 164 Farmers & Merchants Bank.......................  FMMB*
 165 FedOne Savings Bank, F.A.......................  NONE
 166 Fidelity Bancorp...............................  FSBI
 167 Fidelity Deposit and Discount Bank.............  FDDB*
 168 Financial Trust................................  FITC
 169 First Bank of Philadelphia.....................  FBKP

 170 First Bell Bancorp Inc.........................  FBBC
 171 First Capitol..................................  FCYP*
 172 First Colonial Group Inc.......................  FTCG
 173 First Commercial Bank of Philadelphia..........  NONE
 174 First Commonwealth Financial ..................  FCF
 175 First Harrisburg Bancorp ......................  FFHP
 176 First Jermyn ..................................  FJMY*
 177 First Keystone Corp............................  FKYS*
 178 First Leesport Bancorp, Inc....................  FLPB*
 179 First Lehigh Corporation.......................  FLHI*
 180 First National Bancorp.........................  NONE
 181 First National Bank of Gallitzin...............  FIGA*
 182 First National Bank of Canton..................  FINC*
 183 First National Bank of Fredicksburg............  NONE
 184 First National Bank of Lilly...................  NONE
 185 First National Bank of Liverpool...............  NONE
 186 First National Bank of Marysville..............  FNBM*
 187 First National Bank of Newport.................  FNBT*
 188 First National Bank of Port Allegheny..........  FIPG*
 189 First National Bank of Reynoldsville...........  NONE
 190 First National Bank of Slippery Rock...........  FNSL*
 191 First National Bank of Spangler................  FNBG*
 192 First National Bank of Spring Mills............  NONE
 193 First National Community Bank..................  NONE
 194 First Philson Financial Corp...................  FPHN*
 195 First Shenango Bancorp, Inc....................  SHEN
 196 First Star Savings Bank .......................  FSRS
 197 First Sterling Bancorp.........................  NONE
 198 First United National Bank ....................  NONE
 199 First West Chester Corp........................  FWCC
 200 First Western..................................  FWBI
 201 FJF Financial Mutual Holding Company...........  NONE
 202 Fleetwood Bank Corporation.....................  NONE
 203 FNB Bancorp, Inc...............................  NONE
 204 FNB Financial Corporation .....................  FBAN
 205 FNBM Financial Corporation ....................  NONE
 206 FNH Corporation ...............................  NONE
 207 Foamex International ..........................  FMXI
 208 Fore Systems...................................  FORE
 209 Foster, L.B....................................  FSTRA
 210 Founders Bank..................................  NONE
 211 FPA Bank.......................................  FPO
 212 Franklin First Financial Services..............  FRAF
 213 Freda Corp.....................................  FRDA
 214 Fulton Bancshares..............................  NONE
 215 Fulton Financial...............................  FULT
 216 General Devices................................  GDIC
 217 General Nutrition Corp.........................  GNCI

 218 Genesis Health Ventures........................  GHV
 219 Geriatric & Medical............................  GEMC
 220 Giant Cement...................................  GCHI
 221 Gilbert Associates ............................  GILB.A
 222 Glatfelter, P.H................................  GLT
 223 Glen Rock State Bank ..........................  GLRO*
 224 Global Environmental Corp......................  GLEN
 225 Global Spill Management........................  GSMI
 226 GMIS ..........................................  GMIS
 227 Gracecare Health Systems Inc...................  GCHS*
 228 Grant Street National Bank.....................  GSNB
 229 Greater Pottsville Federal S&LA................  NONE
 230 Guaranty Bancshares............................  GBNC
 231 Halifax National Bank .........................  NONE
 232 Hamlin Bank and Trust Company..................  NONE
 233 Hanover Bancorp................................  HOVB*
 234 Hanover Foods Corp.............................  NONE
 235 Harleysville Group ............................  HGIC
 236 Harleysville Nat'l Corp........................  HNBC
 237 Harleysville Savings...........................  HARL
 238 Harris Savings Bank............................  HARS
 239 Harsco Corporation ............................  HSC
 240 Healthcare Services Group......................  HCSG
 241 Health Rite....................................  HLRT
 242 Heinz..........................................  HNZ
 243 Herley Industries..............................  HRLY
 244 Herndon National Bank..........................  NONE
 245 Hershey Foods..................................  HSY
 246 Hoblitzell National Bank of Hyndman............  NONE
 247 Honat Bancorp..................................  HONT*
 248 Hope Technologies..............................  HOPK*
 249 Horsehead Resources Development................  HHRD
 250 Hunt Manufacturing.............................  HUN
 251 IBAH, Inc......................................  BAH
 252 IBT Bancorp, Inc...............................  IBTB
 253 ICC Technology.................................  ICGN
 254 II VI..........................................  IIVI
 255 Independent American Financial Corp............  NONE
 256 Industrial Scientific .........................  ISCX
 257 Inertial Motors Corp...........................  IMTS*
 258 Information Systems Acquisitions Corp..........  ISAC
 259 Innovative Tech Systems........................  ITSY
 260 Integra Financial..............................  ITG
 261 Integrated Circuit Systems.....................  ICST
 262 Intelligent Electronics........................  INEL
 263 InterDigital Communications ...................  IDC
 264 International Canine Genetics..................  ICGI
 265 Irex Corp......................................  IREX

 266 Iron & Glass Bancorp, Inc......................  IRGB*
 267 J & L Specialty Steels.........................  JL
 268 Jetronic Industries............................  JET
 269 JLG Industries.................................  JLGI
 270 Johnstown America .............................  JAII
 271 Jones Apparel Group............................  JNY
 272 Jonestown Bank & Trust Company.................  NONE
 273 JTNB Bancorp...................................  NONE
 274 Judicate Inc...................................  JUDG
 275 Juniata Valley Financial Corp..................  JUVF*
 276 Kennametal Inc.................................  KMT
 277 Keystone Financial Inc.........................  KSTN
 278 Keystone Heritage Group Inc....................  KHGI
 279 Kish Bancorp, Inc..............................  KISB*
 280 Kleinerts .....................................  KLRT
 281 Kranzco Realty Trust...........................  KRT
 282 Kulicke Soffa..................................  KLIC
 283 Lake Ariel Bancorp, Inc........................  LABN*
 284 Lannett Co. Inc................................  LANN*
 285 Laurel Capital Group...........................  LARL
 286 Laurentian Capital.............................  LQ
 287 Lewistown Trust Company........................  LEWI*
 288 Liberty Property Trust.........................  LRY
 289 Liberty Technology.............................  LIBT
 290 Lock Haven Savings Bank........................  NONE
 291 Lukens ........................................  LUC
 292 Luzerne National Bank Corporation..............  NONE
 293 Madison Bancshares Group LTD...................  NONE
 294 Magainin Pharmaceuticals ......................  MAGN
 295 Mainline Bancorp...............................  NONE
 296 Manor National Bank............................  MANR*
 297 Mark Centers Trust.............................  MCT
 298 Marlton Technology ............................  MTY
 299 Mars National Bank.............................  MNBP*
 300 Masland........................................  MSLD
 301 Matthews International Corporation.............  MATW
 302 Mauch Chunk Trust Company......................  NONE
 303 Medco Group Inc................................  NONE
 304 Med-Design.....................................  MEDD
 305 Mellon Bank....................................  MEL
 306 Menley & James.................................  MENJ
 307 Mercer County State Bancorp....................  MCSB*
 308 Mercersburg Financial Corporation .............  NONE
 309 Merchants National Bank of Bangor..............  MCHT*
 310 Merchants National Bank of Kittanning..........  NONE
 311 Merchants of Shenandoah Ban-Corp ..............  MSHN*
 312 Meridian Bancorp...............................  MRDN
 313 Met-Pro .......................................  MPR

 314 Metrobank of Philadelphia, N.A.................  NONE
 315 Mid Penn Bancorp...............................  MPEN*
 316 Mifflinburg Bancorp, Inc.......................  NONE
 317 Mine Safety Appliances ........................  MNES
 318 Miners Bank of Lykens..........................  MNRB*
 319 Miners Nat'l Bancorp...........................  MNBC
 320 MK Rail........................................  MKRL
 321 Montour Bank...................................  NONE
 322 Moore Products.................................  MORP
 323 Mother's Work..................................  MWRK
 324 Mountbatten, Inc...............................  MTBN
 325 Moxham Bank Corporation........................  MOXM*
 326 Moyco Industries...............................  MOYC*
 327 Muncy Bank Financial...........................  MNCY*
 328 Musicom........................................  MUSO
 329 Mylan Labs.....................................  MYL
 330 National American Bancorp......................  NABN*
 331 National Bank of Malvern.......................  NONE
 332 National Bank of Olyphant......................  NONE
 333 National Media.................................  NM
 334 National Penn Bancshares.......................  NPBC
 335 National Record Mart...........................  NRMI
 336 Neffs Bancorp, Inc.............................  NEFF*
 337 New Bethelem Bank..............................  NBET*
 338 New Tripoli Bancorp............................  NETN*
 339 Nobel Education Dynamics.......................  NEDI
 340 Nocopi.........................................  NOOP*
 341 North East Bancshares, Inc.....................  NONE
 342 North Pittsburgh System........................  NORY*
 343 Northern Lehigh Bancorp, Inc...................  NOLE*
 344 NorthStar Health Services......................  NSTR
 345 Northumberland National Bank...................  NONE
 346 Novacare.......................................  NOV
 347 Noxso..........................................  NOXO
 348 NSD Bancorp....................................  NONE
 349 Nuclear Research Corp..........................  NONE
 350 Nuclear Support................................  NSSI
 351 Numar..........................................  NUMR
 352 Numerex........................................  NMRX
 353 Nutrition Management...........................  NMSCA
 354 Oakhurst Company...............................  OAK
 355 O'Brien Energy System..........................  OBS
 356 Old Forge Bank.................................  OLDF*
 357 OMEGA..........................................  OMEF
 358 Orbisonia Community Bancorp, Inc...............  NONE
 359 Orrstown Financial Services....................  ORRB*
 360 Owosso Corp....................................  OWOS
 361 Palm Bancorp ..................................  NONE

 362 Parkvale Financial.............................  PVSA
 363 PCI Services ..................................  PCIS
 364 PDG Environmental .............................  PDGE
 365 Penn American Group............................  PAGI
 366 Penn Engineering & Mfg.........................  PNN
 367 Penn First Bancorp.............................  PWBC
 368 Penn Laurel Financial Corporation..............  NONE
 369 Penn National Gaming...........................  PENN
 370 Penn Security Bank and Trust Company...........  PSBT*
 371 Penn Virginia..................................  PVIR
 372 Penncore Financial Services Corporation........  NONE
 373 Pennrock Finanical Services Corp...............  PRFS*
 374 Penns Woods Bancorp Inc........................  PWOD*
 375 Pennsylvania Capital Bank......................  NONE
 376 Pennsylvania Enterprises ......................  PNT
 377 Pennsylvania Power & Light.....................  PPL
 378 Pennsylvania Real Estate Inv. Trust............  PEI
 379 Pennsylvania State Bank .......................  NONE
 380 PennTreaty American Corp.......................  PTAC
 381 Peoples Bank of Oxford ........................  PPBK*
 382 Peoples Bank of Unity .........................  NONE
 383 Peoples Financial Corporation, Inc.............  NONE
 384 Peoples Financial Services Corporation, Inc....  NONE
 385 Peoples Ltd....................................  NONE
 386 Peoples National Bank of Rural Valley .........  NONE
 387 Peoples State Bank.............................  PSEB
 388 Pep Boys.......................................  PBY
 389 Phoenix Bancorp, Inc...........................  NONE
 390 Philadelphia Consolidated Holding Corp.........  PHLY
 391 PECO ..........................................  PE
 392 Philadelphia Suburban .........................  PSC
 393 Piercing Pagoda ...............................  PGDA
 394 Pioneer American Holding Company Corp..........  NONE
 395 Pitt-Desmoines.................................  PDM
 396 PNC Financial..................................  PNC
 397 PPG Industries ................................  PPG
 398 Premier Bank...................................  NONE
 399 Prime Bancorp..................................  PSAB
 400 Progress Financial.............................  PFNC
 401 Prophet 21.....................................  PXXI
 402 Provident American ............................  PAMC
 403 QNB Corp.......................................  QNBC*
 404 Quad Systems...................................  QSYS
 405 Quaker Chemical................................  QCHM
 406 Quigley Corp...................................  QGYC
 407 QVC Network ...................................  QVCN
 408 Reading Co.....................................  RDGCA
 409 Regent Bancshares..............................  RBNK

 410 Renal Treatment Centers........................  RXTC
 411 Rent Way.......................................  RWAY
 412 Resource America...............................  REXI
 413 Respironics ...................................  RESP
 414 Rhone Poulac-Rorer.............................  RPR
 415 Right Management Consultants...................  RMCI
 416 Rite Aid.......................................  RAD
 417 Robec..........................................  ROBC
 418 Robroy Industries..............................  RROYA*
 419 Rochester & Pittsburgh Coal Company............  REPT
 420 Rohm & Haas....................................  ROH
 421 Royal Bank.....................................  RBPA.A
 422 R&B Inc........................................  RBIN
 423 Safeguard Scientifics..........................  SFE
 424 Salem..........................................  SBS
 425 Scan Graphics..................................  SCNG
 426 Scanforms Inc..................................  CFM
 427 Scott Paper ...................................  PP
 428 Second National Bank of Masontown..............  NONE
 429 Security First Bank ...........................  SFMP
 430 SEI Corp.......................................  SEIC
 431 Selas .........................................  SLS
 432 Shared Medical Systems.........................  SMED
 433 Shawnee Financial Services Corporation.........  NONE
 434 SI Handling....................................  SIHS
 435 Sigma Alpha Entertainment Group LTD............  SAEG
 436 Sinter Metals..................................  SNM
 437 Smithfield State Bank of Smithfield............  NONE
 438 SMT Health Services............................  SHED
 439 Somerset Trust Company.........................  SOMT*
 440 Southwest National.............................  SWPA
 441 Sovereign Bancorp..............................  SVRN
 442 Spectrum Control...............................  SPEC
 443 SPS Technologies...............................  ST
 444 State Bancshares...............................  SBNP
 445 Steel City Products ...........................  SCPI
 446 Sterling Financial Corp........................  SLFI*
 447 Strawbridge & Clother..........................  STRW.A
 448 STV Group......................................  STVI
 449 SubMicron .....................................  SUBM
 450 Suburban Federal Savings Bank..................  SUBF*
 451 Sulcus Computer................................  SUL
 452 Summit Bancorp.................................  NONE
 453 Sun Bancorp....................................  SUBI
 454 Sun Company....................................  SUN
 455 Sungard Data Systems...........................  SNDT
 456 Super Rite.....................................  SUPR
 457 Supra Medical..................................  SUM

 458 Surgical Laser Technologies....................  SLTI
 459 Susquehanna Bancshares.........................  SUSQ
 460 Sylvan Foods ..................................  SYLN
 461 Systems & Computer Tehcnology..................  SCTC
 462 S&T Bancorp....................................  STBA
 463 Tasty Baking...................................  TBC
 464 Technitrol.....................................  TNL
 465 Teleflex.......................................  TFX
 466 Tel-Save Holdings .............................  TALK
 467 TF Financial Corp..............................  NONE
 468 Thermal Industries.............................  THMP
 469 Toll Brothers..................................  TOL
 470 Total Containment, Inc.........................  TCIX
 471 Tower Bancorp..................................  TOBC*
 472 Transducer Systems.............................  TSIC
 473 Troy Hill Bancorp..............................  THBC
 474 Tseng Labs.....................................  TSNG
 475 Turbotville National Bank......................  TVNB*
 476 Tuscarora Plastics.............................  TUSC
 477 UGI Corp.......................................  UGI
 478 UNB Corporation................................  NONE
 479 Uni-Marts......................................  UNI
 480 Union Bancorp..................................  UBTP*
 481 Union National Financial Corp..................  NONE
 482 Union Pacific..................................  UNP
 483 Unisys ........................................  UIS
 484 United Bank of Philadelphia....................  NONE
 485 United Valley Bank.............................  NONE
 486 Universal Health Services......................  UHS
 487 Univest Corporation of Pennsylvania ...........  UVSP
 488 Urban Outfitters...............................  URBN
 489 USA BancShares.................................  USAB
 490 USA Technologies...............................  USAN
 491 US Wats Inc....................................  USWI
 492 USBANCorp......................................  UBAN
 493 USX - Marathon.................................  MRO
 494 USX Delhi......................................  DGP
 495 USX - U.S. Steel...............................  X
 496 UTI Energy Corporation.........................  UTI
 497 U.S. Bioscience ...............................  UBS
 498 U.S. Healthcare................................  USHC
 499 Valley Forge Scientific .......................  VLFG
 500 Vineyard Oil and Gas...........................  NONE
 501 Vishay Intertechnology.........................  VSH
 502 VWR............................................  VWRX
 503 V. F. Corp.....................................  VFC
 504 Walshire Inc...................................  WALS
 505 Wayne County Bank & Trust Company..............  WYBP*

 506 Weis Markets...................................  WMK
 507 West...........................................  WST
 508 West Milton State Bank.........................  NONE
 509 Westinghouse ..................................  WX
 510 Westinghouse Airbrake .........................  WAB
 511 Westmoreland Coal..............................  WCX
 512 Weston Roy F...................................  WSTN.A
 513 Woodlands Bank.................................  NONE
 514 WVS Financial Corp.............................  WVFC
 515 York Financial.................................  YFED
 516 York International ............................  YRK
 517 York Water.....................................  YWTR
 518 Zurn Ind.......................................  ZRN
 519 Zynaxis........................................  ZNXS

            EXHIBITS AND PART C OF N-1A REGISTRATION STATEMENT
                            THE HOMESTATE GROUP

Item 24.  Financial Statements and Exhibits
     (a.) Financial Statements:

         Included in Part A of this Registration Statement for the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund:

         Financial Highlights for the period October 1, 1992 (Commencement of Operations) to June 30, 1993 and for each of the four years in the period ended June 30, 1997 for the HomeState Pennsylvania Growth Fund and for the period February 18, 1997 (Commencement of Operations) to June 30, 1997 for the HomeState Select Opportunities Fund.(Incorporated by reference to Post-Effective Amendment No. 7 filed August 18, 1997.)

         Included in Part B of this Registration Statement for the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund:

        Investments, for the HomeState Pennsylvania Growth Fund, June 30,
1997*
        Investments, for the HomeState Select Opportunities Fund, June 30,
1997*
        Statement of Assets and Liabilities, June 30, 1997*
        Statement of Operations, for the fiscal year ended June 30, 1997* Statement of Changes in Net Assets, for the fiscal years ended June 30, 1996 and June 30, 1997*
         Financial Highlights for the period October 1, 1992 (Commencement of Operations) to June 30, 1993 and for each of the four years in the period ended June 30, 1997 for the HomeState Pennsylvania Growth Fund and for the period February 18, 1997 (Commencement of Operations) to June 30, 1997 for the HomeState Select Opportunities Fund.*
        Notes to Financial Statements*

        * Incorporated by reference to Post-Effective Amendment No. 7 filed August 18, 1997.

(b.) Exhibits:
     1a. The  HomeState  Group's (the "Registrant") Declaration  of  Trust,
         dated August 26, 1992.
     1b. Addendum  to the Declaration of Trust dated November 21, 1996  and
         Joinder  of  Additional Trustees. (Incorporated  by  reference  to
         Exhibit 1 to Post-Effective Amendment No. 5 to this Registration Statement filed on November 27, 1996.)
     1c. Amendment  to the Declaration of Trust (Incorporated by  reference to Exhibit 1b to Post-Effective Amendment No. 8 to this Registration Statement filed on September 15, 1997.)
     2.  None
     3.  None
     4.  Form of Certificate of Common Stock (Incorporated by reference  to
         Exhibit 4 to Pre-Effective Amendment No. 3 to this Registration Statement filed on September 25, 1992.)
     5. (a) Investment Advisory Agreement between the Registrant, on behalf of the HomeState Pennsylvania Growth Fund, and Emerald Advisers, Inc. dated September 1, 1992. (Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 5 to this Registration Statement filed on November 27, 1996.)
         (b) Investment Advisory Agreement between the Registrant, on behalf of the HomeState Select Opportunities Fund, and Emerald Advisers, Inc. to be dated February 1, 1997. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5 to this Registration Statement filed on November 27, 1996.)
         (c) Investment Advisory Agreement between the Registrant, on behalf of The Year 2000 ("Y2K") Fund, and Emerald Advisers, Inc. dated September 11, 1997 (Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 8 to this Registration Statement filed on September 15, 1997.)

     6. (a) Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. dated November 20, 1995. (Incorporated by reference, excluding Schedule A thereto which is hereby furnished, to Exhibit 6(a) to Post Effective Amendment No. 4 to this Registration Statement filed on October 4, 1996.)
         (b) Form of Selected Dealer Agreement. (Incorporated by reference to Exhibit 6(b) to Post Effective Amendment No. 4 to this Registration Statement filed on October 4, 1996.)
     7.  None
     8. Custody Agreement between the Registrant (The HomeState Group) and Wilmington Trust Company dated September 11, 1997. (Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 8 to this Registration Statement filed on September 15, 1997.)
     9. (a) Transfer Agency Agreement between the Registrant and Rodney Square Management Corporation dated November 20, 1995. (Incorporated by reference, excluding Schedule A thereto which is hereby furnished, to Exhibit 9(a) to Post-Effective Amendment No. 4 to this Registration Statement filed on October 4, 1996.)
         (b) Accounting Services Agreement between the Registrant and Rodney Square Management Corporation dated November 20, 1995. (Incorporated by reference, excluding Schedule A thereto which is hereby furnished, to Exhibit 9(b) to Post-Effective Amendment No. 4 to this Registration Statement filed on October 4, 1996.)
         (c) Administration Agreement between the Registrant and Rodney Square Management Corporation dated November 20, 1995. (Incorporated by reference, excluding Schedule A thereto which is hereby furnished, to Exhibit 9(c) to Post-Effective Amendment No. 4 to this Registration Statement filed on October 4, 1996.)
     10. None.
     11. Consent of Independent Public Accountants.
     12. None.
     13. Subscription Agreement.
     14. None.
     15. (a) Rule 12b-1 Plan for The HomeState Pennsylvania Growth Fund. (Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to this Registration Statement filed on November 27, 1996.)
         (b) Rule 12b-1 Plan for The HomeState Select Opportunities Fund. (Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5 to this Registration Statement filed on November 27, 1996.)
         (c) Rule 12b-1 Plan for The Year 2000 ("Y2K") Fund. (Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to this Registration Statement filed on September 15, 1997.)
     16. Schedule for Computation of Performance Quotation.
     17. Financial Data Schedule.(Incorporated by reference to Exhibit 17 to Post Effective Amendment No. 7 filed on August 18, 1997.)
     18. None.

Item 25.  Persons controlled by or Under Common Control with Registrant

None

Item 26.  Number of Holders of Securities
     Number of Record Holders
  Title of Series                          as of September 30, 1997

     Shares of Beneficial Interest $.01 par value:

     The HomeState Pennsylvania Growth Fund         6,026
     The HomeState Select Opportunities Fund        1,131

Item 27.  Indemnification
  The Declaration of Trust (filed as Exhibit 1) provides for indemnification of Trustees, as set forth in Section 13 thereof.

  The Registrant's Distribution Agreement (filed as Exhibit 6(a)) provides for indemnification of the principal underwriter against certain losses, as set forth in Section 10 thereof.

     The Registrant has in effect, a directors' and officers' liability policy covering specific types of errors and omissions.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Distribution Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser investment advisory services for the Registrant and certain other investment advisory clients. Emerald Advisers, Inc. also serves as General Partner to Emerald Partners, L.P., a Pennsylvania-chartered investment limited partnership. As Emerald Advisers, Inc. is a wholly-owned corporation (incorporated on November 14, 1991), each director and officer of the corporation has held various positions with other companies prior to the founding of Emerald Advisers, Inc. Information as to the directors and officers of Emerald Advisers, Inc. is included in its Form ADV filed on November 14, 1991 and most recently supplemented on August 11, 1997 with the Securities Exchange Commission File No. 801-40263 and is incorporated by reference herein.

Item 29.  Principal Underwriters

                  (a)   Investment  Companies  for  which   Rodney   Square
          Distributors, Inc. also acts as principal underwriter:

           The Rodney Square Fund
           The Rodney Square Multi-Manager Fund
           The Rodney Square Strategic Fixed-Income Fund
           The Rodney Square Tax-Exempt Fund
           Brazos Mutual Fund
           Heitman Real Estate Fund, Institutional Class
           Kalmar Pooled Investment Trust
           Kiewit Mutual Fund

           Mallard Fund
           1838 Investment Advisors Funds
           The Olstein Funds

     (b)
(1)                 (2)                               (3)
Name and Principal  Position and Offices with         Position and Offices
Business Address    Rodney Square Distributors, Inc.  with Registrant
------------------  --------------------------------  ---------------------
Jeffrey O. Stroble        President, Secretary,                 None
1105 North Market St.     Treasurer & Director
Wilmington, DE  19890

Martin L. Klopping        Director                              None
Rodney Square North
1100 North Market St.
Wilmington, DE  19890

Neil Curran               Vice President                        None
1105 North Market St.
Wilmington, DE  19890

(c)  None.

Item 30 Location of Accounts and Records

      Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent will be maintained by Rodney Square Management Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. Records relating to the duties of the Registrant's custodian will be maintained by CoreStates Financial Corp., P.O. Box 7558, Philadelphia, PA 19101-7558.
Item 31.  Management Services

None.

Item 32.  Undertakings

          Registrant hereby undertakes to file a further Post-Effective Amendment to include financial Statements for The Year 2000 ("Y2K") Fund which need not be certified, within four to six months from the effective date of this Post-Effective Amendment.

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of
       Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, and State of Pennsylvania, on the 30th day of October, 1997.



                                         The HomeState Group
                                                  Registrant

                                   By:/s/ Scott L. Rehr
								      -------------------------
                                                  Scott L. Rehr
                                                  President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Scott L. Rehr                Trustee,          October 30, 1997
----------------------------
Scott L. Rehr                   President

/s/ Kenneth G. Mertz, II *       Trustee           October 30, 1997
---------------------------
Kenneth G. Mertz, II, CFA      Vice President
                             Chief Investment Officer

/s/ Bruce E. Bowen       *      Trustee           October 30, 1997
---------------------------
Bruce E. Bowen

/s/ H.J. Zoffer          *          Trustee           October 30, 1997
---------------------------
H.J. Zoffer


/s/ Scott C. Pennell     *          Trustee           October 30, 1997
---------------------------
Scott C. Penwell, Esq.

*Pursuant to authority granted in a Power of Attorney

By:   /s/ Scott L. Rehr
     -------------------
     Scott L. Rehr
     Attorney-in-Fact

                        POWER OF ATTORNEY

      The undersigned and trustees of The HomeState Group (the "Trust") hereby appoint Scott L. Rehr as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Notification of Registration on Form N-8A registering the Trust as an investment company under the Investment Company Act of 1940, as amended, (the "Act") and the Trust's Registration Statement on Form N-1A under the Act and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Trust as an investment company and the sale of shares of the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      The undersigned Trustees hereby execute this Power of Attorney as of the date specified.

       Name                Title                Date
       ----                -----                -----


/s/ Scott L. Rehr
---------------------
Scott L. Rehr           Trustee, President     August 18, 1997


/s/ Kenneth G. Mertz,II   Trustee, Vice
-----------------------    President, Chief
Kenneth G. Mertz, II CFA   Investment Officer  August 18, 1997



/s/ Bruce E. Bowen
------------------------
Bruce E. Bowen            Trustee             August 18, 1997


/s/ Scott C. Penwell      Trustee             August 18, 1997
------------------------
Scott C. Penwell, Esq.


/s/ H.J. Zoffer
-----------------------
Dr. H.J. Zoffer           Trustee          August 18, 1997

                                                File No.   33-48940
                                                File No. 811-6722




               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                            EXHIBITS

                               TO

                            FORM N-1A


                 POST-EFFECTIVE AMENDMENT NO. 9

                    TO REGISTRATION STATEMENT

                              UNDER

                   THE SECURITIES ACT OF 1933


                               AND


                         AMENDMENT NO. 9

                    TO REGISTRATION STATEMENT

                              UNDER

               THE INVESTMENT COMPANY ACT OF 1940




                       THE HOMESTATE GROUP


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                              EXHIBIT INDEX

Item 24(b)  Exhibits

     Exhibit 1a - Declaration of Trust
     Exhibit 11 - Consent of Independent Public Accountants
     Exhibit 13 - Subscription Agreement
     Exhibit 16 - Schedule of Computation of Performance Quotations

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